UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.                 )
______________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
RYAN SPECIALTY HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 17, 2026
Dear fellow stockholders:
It is my privilege to present Ryan Specialty’s 2026 Proxy
Statement.
On behalf of the entire Board of Directors of Ryan Specialty, we invite you to attend Ryan Specialty’s 2026 Annual
Meeting of Stockholders to be held on April 28, 2026 at 2:30
p.m. Eastern Time.
Overall, 2025 was a strong year for Ryan Specialty,
particularly considering the significant headwinds the
industry faced. We surpassed revenues of $3 billion, up 21%
year-over-year, and delivered our 15th consecutive year of
double-digit organic revenue growth and our seventh
consecutive year of growing total revenue by over 20%.
Achieving these results at a time of challenging market
conditions is an incredible testament to the resilience of our platform, the quality of our people, and the intentional
diversification we’ve built over the past 15 years.
We built Ryan Specialty to excel through transitioning markets, not just for the easier years. Diversified specialties, diversified products, and diversified earnings, all backed by world-class talent, all by design. This intentional diversification has opened the door to additional opportunities across all of our specialties, and we believe positions us well for a wide range of market outcomes.
Over the last two years, we've invested nearly $2.7 billion in 12 acquisitions, significantly diversifying our platform with new products, geographies, and capabilities. This transformation has been exciting, and with scale comes complexity. Earlier this year, we launched EMPOWER, a three-year restructuring program designed to streamline our broking, binding, and underwriting operations, optimize our scale, accelerate our data, technology, and AI strategies, and enhance efficiencies across all of our specialties. These anticipated efficiencies will create headroom for continued strategic investment in growth, top-tier talent, de novo formations, and innovation, which should enable us to maintain industry-leading growth in the years to come.
In 2025, we also continued to strengthen the leadership team that will guide Ryan Specialty into the future. We were pleased to announce the appointments of Brendan Mulshine and Steve Keogh as Co-Presidents of the
firm, complementing our outstanding leadership team.
As we entered 2026, we took several important steps to further enhance stockholder value. Our Board of
Directors authorized Ryan Specialty’s inaugural share repurchase program of $300 million, reflecting the confidence we have in both our near- and long-term outlook. The Board also approved an 8% increase to our regular quarterly dividend. The addition of share repurchases, alongside continued disciplined M&A, organic investment, and a growing dividend, gives us greater flexibility in how we return value to you, our stockholders.
I am incredibly proud of the depth, expertise, and determination of our entire team. Through their unwavering commitment to excellence, we will strive to continue to deliver differentiated value for our brokers, agents, and insurance carrier trading partners, which we expect will drive significant additional value for our stockholders.
Following with our strong 2025 performance, our management and Board remained actively engaged with stockholders throughout the year. The Board appreciates this regular feedback, which will continue to be taken into consideration and inform our corporate governance practices moving forward.
We thank you for your investment and continued support of Ryan Specialty.
Respectfully yours,
Patrick G. Ryan
Founder and Executive Chairman of the Board
NOTICE OF 2026 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT
Dear stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ryan Specialty Holdings,
Inc. (the “Company”) on:

DATE:	Tuesday, April 28, 2026.

TIME:	2:30 p.m. Eastern Time.

PLACE:
The meeting will be a virtual-only meeting, conducted exclusively via webcast at
www.proxydocs.com/RYAN. There will not be a physical location for the meeting, and you will not be able to attend the meeting in person. Stockholders will be able to attend and vote (both before and during a portion of the meeting) and submit questions, virtually.

RECORD DATE:	March 2, 2026 (“Record Date”).

WHO CAN VOTE:	Holders of the Class A common stock and Class B common stock of the Company as of the close of business on the Record Date.

WHO CAN ATTEND:
All stockholders are invited to attend the virtual Annual Meeting. To attend the meeting at
www.proxydocs.com/RYAN, you must enter the control number on your Notice of Internet
Availability of Proxy Materials, Proxy Card, or voting instruction form. The virtual meeting room will open at 2:15 p.m. Eastern Time.

DATE OF MAILING:	A Notice of how to access the Proxy Statement and 2025 Annual Report to stockholders and a form of proxy are first being sent to stockholders on or about March 17, 2026.
Items of Business to be Conducted:

1.To elect five director nominees presented in the accompanying Proxy Statement to serve for a one-year term until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified;
2.To ratify the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the year ending December 31, 2026;
3.To approve, by a non-binding advisory vote, the compensation of our named executive officers (i.e., “say-on-pay proposal”); and
4.To conduct any other business that may properly come before the meeting or any adjournment thereof.

Please note that there is no in-person Annual Meeting for you to attend. Stockholders will be able to listen, vote, and submit questions during the virtual Annual Meeting from any remote location with Internet connectivity. Information on how to participate in the virtual Annual Meeting can be found on page 3 of this Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
of Stockholders to be held on April 28, 2026
The Proxy Statement and our 2025 Annual Report are available directly at the following website: www.proxydocs.com/RYAN
YOUR VOTE IS VERY IMPORTANT
If you were a stockholder at the close of business on the Record Date (i.e., March 2, 2026), you are eligible to vote at this year’s Annual Meeting. Regardless of whether you plan to attend the virtual Annual Meeting, your vote is very important. We urge you to participate in the election of our directors and in deciding the other items on the agenda for the Annual Meeting.
Stockholders are strongly encouraged to vote their shares by proxy in advance of the Annual Meeting. Stockholders who wish to attend the Annual Meeting virtually may do so via webcast at www.proxydocs.com/RYAN. Please note that attending the Annual Meeting virtually will not necessarily allow you to vote at the Annual Meeting. Accordingly, we strongly advise you to vote in advance by one of the methods described on page 3 of the Proxy Statement.
Our Board recommends that you vote:

Proposals	Board Recommendation	Page Reference

1.Election of five directors	FOR each nominee	16

2.Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026	FOR	26

3.Advisory (non-binding) vote to approve executive compensation	FOR	29
The matters to be acted upon at the Annual Meeting are more fully described in the Proxy Statement and related materials.
Please read the materials carefully.
All holders of Class A common stock, $0.001 par value per share, and Class B common stock, $0.001 par value per share, at the close of business on the Record Date can vote. A stockholder of record entitled to attend and vote at the Annual
Meeting may appoint one or more proxies to attend, speak, and vote on their behalf by any of the procedures set out on page 3 of the Proxy Statement. A proxy holder need not be a stockholder of record.
We will provide access to our proxy materials via the Internet at www.proxydocs.com/RYAN rather than in hard copy. We will mail a notice containing instructions on how to access this Proxy Statement and our Annual Report on or about March 17,
2026, to all stockholders entitled to vote at the Annual Meeting. Stockholders who prefer a paper copy of the proxy materials may request one, at no cost, by following the instructions provided in the notice we will send.
Only stockholders that owned Class A common stock or Class B common stock at the close of business on the Record Date are entitled to notice. A list of our stockholders of record will be available at our principal executive offices, 155 North Wacker
Drive, Suite 4000, Chicago, Illinois 60606 for examination by any stockholder for any purpose relevant to the meeting during ordinary business hours for at least ten days prior to April 28, 2026. Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote. You may vote by proxy over the Internet, by telephone, or by mail by following the instructions on your Notice of Internet Availability of Proxy Materials, Proxy Card, or voting instruction form.
Voting by proxy will ensure your representation at the Annual Meeting regardless of whether you attend online.
By Order of the Board of Directors,
Mark S. Katz
Corporate Secretary
Chicago, Illinois
March 17, 2026

2026 Proxy Statement 1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE STOCKHOLDER MEETING
The Board of Directors (the “Board”) of Ryan Specialty Holdings, Inc. is soliciting your proxy to vote at our 2026
Annual Meeting of Stockholders to be held on April 28, 2026, at 2:30 p.m. Eastern Time in a virtual-only meeting online at www.proxydocs.com/RYAN, and any adjournment or postponement of that meeting (the “Annual
Meeting”). This Proxy Statement is dated as of March 17, 2026. As used in this Proxy Statement henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” the “Registrant,” “Ryan Specialty,”
“we,” “us,” and “our” refer to Ryan Specialty Holdings, Inc., a Delaware corporation.
In addition to solicitations by mail, our directors, officers, and regular employees, without additional remuneration, may solicit proxies in person, by telephone, or by other means of communication. All costs of solicitation of proxies will be borne by us.
Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the owners of our common stock held in their names as of the close of business on March 2, 2026 (the “Record Date”), and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
We have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending a Notice of Internet
Availability of Proxy Materials to our stockholders of record as of the Record Date, while brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or to request a printed set of the proxy materials. Instructions on how to request a printed set of proxy materials by mail or e-mail may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in the Notice of Internet
Availability of Proxy Materials, including an option to request paper copies, at no cost, on an ongoing basis. We are making this Proxy Statement available on the Internet on or about March 17, 2026, and are mailing the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting on or about March 17, 2026. We intend to mail or
e-mail this Proxy Statement, together with a Proxy Card, to those stockholders entitled to vote at the Annual Meeting who have properly requested copies of such materials by mail or e-mail, within three business days of such request.
The Company has two classes of voting securities, Class A common stock, $0.001 par value per share (“Class A common stock”), and Class B common stock, $0.001 par value per share (“Class B common stock,” and, collectively with the Class A common stock the “common stock”). Holders of Class A common stock are entitled to one vote per share on all matters submitted to a vote of the Company’s stockholders and the holders of Class B common stock are entitled to ten votes per share on all matters submitted to a vote of the Company’s stockholders. As of the Record Date, there were 263,179,571 shares of common stock outstanding consisting of 128,670,686 shares of Class A common stock and 134,508,885 shares of
Class B common stock. We need the holders of a majority in voting power of the outstanding capital stock entitled to vote at the Annual Meeting, present in person (including virtually), or represented by proxy, to hold the Annual Meeting.
The Company’s Annual Report, which contains financial statements for the year ended December 31, 2025 (the
“Annual Report”), accompanies this Proxy Statement. Stockholders that receive the Notice of Internet Availability of Proxy Materials can access this Proxy Statement and the Annual Report at the website referred to in the Notice of Internet Availability of Proxy Materials. The Annual Report and this Proxy Statement are also available on the
“SEC Filings” section of our investor relations website at https//ir.ryanspecialty.com and at the website of the
Securities and Exchange Commission (the “SEC”) at www.sec.gov. You also may obtain a copy of Ryan Specialty’s
Proxy Statement and Annual Report, without charge, by writing to our Investor Relations department at
ir@ryanspecialty.com. Please note that the information on our website is not part of or incorporated into this Proxy
Statement.

2026 Proxy Statement 2

QUESTIONS AND ANSWERS ABOUT THE PROXY
MATERIALS AND VOTING
Q: Why did I receive these materials?
The Board of Ryan Specialty is soliciting your proxy to vote at our Annual Meeting (or at any postponement or adjournment of the meeting). Stockholders who own shares of our common stock as of the Record Date are entitled to vote at the Annual
Meeting. You should review these proxy materials carefully as they provide important information about the proposals that will be voted on at the Annual Meeting, as well as other important information about Ryan Specialty.
Notice of Internet Availability of Proxy Statement and Annual Report. As permitted by SEC rules, we are making this Proxy
Statement and our Annual Report available to our stockholders electronically via the Internet. The Notice of Internet
Availability of Proxy Materials contains instructions on how to access this Proxy Statement and our Annual Report and vote online. If you received the Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice of Internet Availability of Proxy Materials instructs you on how to access and review all of the important information contained in this Proxy Statement and Annual Report. The Notice of Internet
Availability of Proxy Materials also instructs you on how you may submit your proxy over the Internet or by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, at no cost, you should follow the instructions for requesting such materials contained in the notice.
Householding. The SEC’s rules permit us to print an individual’s multiple accounts on a single notice or set of Annual
Meeting materials. To take advantage of this opportunity, we have summarized on one notice or set of Annual Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted stockholder prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the notice or Annual Meeting materials, as requested, to any stockholder to which a single copy of those documents was delivered. If a single copy of the notice or Annual Meeting materials was delivered and you prefer to receive separate copies, or if multiple copies were delivered and you prefer to receive a single copy of the materials in the future, contact our Investor Relations department at ir@ryanspecialty.com. A number of brokerage firms have instituted householding. They will have their own procedures for stockholders who wish to receive individual copies of the proxy materials.
Q: Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 263,179,571 shares of common stock outstanding consisting of
128,670,686 shares of Class A common stock and 134,508,885 shares of Class B common stock.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares of Class A common stock were registered directly in your name with our transfer agent,
Equiniti Trust Company, LLC, or if you hold shares of Class B common stock, then you are a stockholder of record. As a stockholder of record, you may: vote virtually at the Annual Meeting; vote by proxy on the Internet or by telephone; or vote by proxy by signing and returning a Proxy Card, if you request and receive one. Regardless of whether you plan to attend the virtual Annual Meeting, to ensure your vote is counted, we urge you to vote by proxy on the Internet as instructed in the
Notice of Internet Availability of Proxy Materials, by telephone as instructed on the website referred to in the Notice of
Internet Availability of Proxy Materials, or (if you request and receive a Proxy Card by mail or e-mail) by signing, dating, and returning the Proxy Card sent to you or by following the instructions on such Proxy Card to vote on the Internet or by telephone.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage, bank, or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the virtual Annual Meeting, unless you request and obtain a legal proxy from your broker or other agent who is the record holder of the shares, authorizing you to vote at the Annual Meeting.

2026 Proxy Statement 3

Q: What am I being asked to vote on?
You are being asked to vote on the following three management proposals:
Proposal No. 1: the election of five director nominees for a one-year term to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified (“Proposal 1”);
Proposal No. 2: the ratification of the selection, by the Audit Committee of our Board, of Deloitte & Touche LLP as the
Company’s independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 2”); and
Proposal No. 3: the non-binding advisory approval of the compensation of our named executive officers (“Proposal 3”).
In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
Q: How does the Board recommend I vote on the proposals?
The Board recommends that you vote:
•FOR each of the five director nominees in Proposal 1;
•FOR Proposal 2; and
•FOR Proposal 3.
Q: Who can attend the Annual Meeting?
The Annual Meeting is being held as a virtual-only meeting. If you are a stockholder of record as of the Record Date, you may attend, vote, and ask questions virtually at the meeting by logging in at www.proxydocs.com/RYAN and registering by providing your control number.
If you are a stockholder holding your shares in “street name” as of the Record Date, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank, or other nominee holder. You may not vote your shares at the Annual Meeting unless you receive a valid proxy from your brokerage, bank, or other nominee holder. You may attend and ask questions virtually at the meeting by logging in at www.proxydocs.com/RYAN and registering by providing your control number.
The control number is included in the notice or on your Proxy Card. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and to submit questions during the meeting and, if you are either the (i) record holder or (ii) a beneficial holder with a valid proxy, vote during the meeting. Please be sure to follow the instructions found on your Proxy Card and/or voting instruction form and subsequent instructions that will be delivered to you via email after you register.
If you have registered for the meeting and have questions during the meeting, you may type them into the dialog box provided at any point during the Annual Meeting (until the floor is closed to questions). Recording of the Annual Meeting will not be permitted.
Q: Why is the Annual Meeting virtual only?
Our Annual Meeting will be a virtual meeting format only in which stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholders’ attendance and participation at our Annual Meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual Annual Meeting to provide stockholders the same rights and opportunities to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. A virtual meeting also provides an additional opportunity for stockholders to communicate with the Board by submitting questions before the meeting when registering for the meeting and during the meeting through the virtual meeting platform. A virtual meeting also eliminates many of the costs associated with hosting a physical meeting.
Q: What are my voting options?
•For Proposal 1, you may either vote “For” or “Against” each of the nominees to the Board or “Abstain” from voting for each of the nominees to the Board.
•For Proposals 2 and 3, you may either vote “For” or “Against” the proposal or “Abstain” from voting.

2026 Proxy Statement 4

Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof. The procedures for voting, depending on whether you are a stockholder of record or a beneficial owner, are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in any of the following manners:
•To personally vote during the Annual Meeting, you must register to attend the Annual Meeting and then prior to the close of the polls, log into the virtual Annual Meeting and follow the instructions on how to vote at the Annual
Meeting.
•To vote over the Internet prior to the Annual Meeting, follow the instructions provided on the Notice of Internet
Availability of Proxy Materials or on the Proxy Card that you request and receive by mail or e-mail. We provide
Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.
•To vote by telephone, call the toll-free number found on the Proxy Card you request and receive by mail or e-mail or the toll-free number that you can find on the website referred to on the Notice of Internet Availability of Proxy
Materials.
•To vote by mail, complete, sign, and date the Proxy Card you request and receive by mail or e-mail and return it promptly. As long as your signed Proxy Card is received prior to the Annual Meeting, the proxy holder will vote your shares as you direct.
Regardless of whether you plan to attend the virtual Annual Meeting, we urge you to vote by proxy by mail, Internet, or telephone to ensure your vote is counted. Even if you have submitted your vote before the Annual Meeting, you may still attend the virtual Annual Meeting and vote during the Annual Meeting. In such case, your previously submitted vote will be disregarded.
Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization, rather than from us.
Simply complete and mail the voting instruction card to ensure that your vote is counted or follow the instructions to submit your vote by the Internet or telephone, if those instructions provide for Internet and telephone voting. To vote during the
Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.
Q: Who counts the votes?
Mediant, a BetaNXT Inc. business, has been engaged as our independent agent to tabulate stockholder votes, also known as the Inspector of Election. If you are a stockholder of record, and you choose to vote over the Internet prior to the Annual
Meeting or by telephone, Mediant will access and tabulate your vote electronically, and if you request and receive proxy materials via mail or e-mail and choose to sign and mail your Proxy Card, your executed Proxy Card is returned directly to
Mediant for tabulation. As noted above, if you hold your shares through a broker, bank, or other nominee, they (or its agent for tabulating votes of shares held in “street name”) return one Proxy Card to Mediant on behalf of all of its clients.
Q: How are votes counted?
Votes will be counted by the Inspector of Election appointed for the Annual Meeting. For Proposal 1, the Inspector of
Election will separately count “For” and “Against” votes, abstentions, and broker non-votes for each nominee. For Proposals
2 and 3, the Inspector of Election will separately count “For” and “Against” votes, abstentions, and broker non-votes, as applicable. If you do not give instructions to your broker, bank, or other nominee, they can vote your shares with respect to
“routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are ‘broker non-
votes’”? and “Which ballot measures are considered ‘routine’ and ‘non-routine’”?
Q: What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in “street name”, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, or other

2026 Proxy Statement 5

nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank, or other nominee holder can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-
routine” matters. In the event that a broker, bank, or other nominee holder indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a broker, bank, or other nominee, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals. Under the listing rules of the
New York Stock Exchange (“NYSE”), abstentions will be treated in accordance with our Bylaws and Delaware state law.
Q: Which ballot measures are considered “routine” or “non-routine”?
The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2) is considered routine under the NYSE rules. A broker, bank, or other nominee holder may generally vote on routine matters, and therefore, no broker non-votes are expected in connection with Proposal
2. The election of director nominees (Proposal 1) and the non-binding approval of the compensation of our named executive officers (Proposal 3) are considered non-routine under the NYSE rules. A broker, bank, or other nominee cannot vote without instructions on non-routine matters, and therefore, broker non-votes are expected on Proposals 1 and 3.
Q: How many votes are needed to approve each proposal?
With respect to Proposal 1, to be elected in an uncontested election, such as this one, a director nominee must receive more
“For” votes than “Against” votes. Because we did not receive proper advance notice in accordance with our Bylaws of any shareholder nominees for director, this election of directors is an uncontested election. Abstentions and broker non-votes will have no effect on the election of directors.
With respect to Proposal 2, the affirmative vote of the majority of voting power of the capital stock present or represented by proxy at the virtual Annual Meeting and entitled to vote thereon is required for ratification. Votes to “Abstain” are treated as cast “Against” this proposal. We do not expect there to be any broker non-votes with respect to this proposal.
With respect to Proposal 3, the affirmative vote of the majority of voting power of the capital stock present or represented by proxy at the virtual Annual Meeting and entitled to vote thereon is required for approval. Votes to “Abstain” are treated as cast “Against” this proposal and broker non-votes will have no effect on the vote for this proposal.
Q: What if a director nominee does not receive the required vote?
Ryan Specialty is a Delaware corporation and, under Delaware law, if an incumbent director is not elected, that director remains in office until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal. To address this potential outcome, each director nominee has submitted an irrevocable resignation that is contingent on (i) such nominee’s failure to receive the required vote at the Annual Meeting and (ii) acceptance of such resignation by the Board. If an incumbent director does not receive the required vote at the Annual Meeting, then the
Compensation and Governance Committee will consider the resignation and recommend to the Board whether to accept it.
Thereafter, the Board will publicly disclose, within ninety days following certification of the election results, its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision.
Q: How many votes do I have?
On each matter to be voted upon, each share of Class A common stock that you own as of the Record Date has one vote and each share of Class B common stock that you own as of the Record Date has ten votes.
Q: What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card that does not specify how your shares are to be voted, your shares will be voted “For” the election of each of the five nominees for director in Proposal 1 and “For” the ratification or approval, as applicable, of each of Proposals 2 and 3. If any other matter is properly presented at the Annual Meeting or any adjournment thereof, your proxy (one of the individuals named on your Proxy Card) is authorized to vote your shares using their best judgment.
Q: Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to those proxy materials received by mail or on the Internet, our directors, officers, and employees may also solicit proxies in person, by telephone, or by other means of communication.

2026 Proxy Statement 6

Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
Q: What does it mean if I receive more than one Notice of Internet Availability of Proxy
Materials or more than one set of printed materials?
If you receive more than one Notice of Internet Availability of Proxy Materials or more than one set of printed materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must follow the instructions for voting on each Notice of Internet Availability of Proxy Materials or Proxy Card you
receive via mail or e-mail upon your request, which include voting over the Internet, telephone, or by signing and returning any of the Proxy Cards you request and receive.
Q: Can I change or revoke my proxy after submitting my proxy vote?
Yes, you can revoke your proxy vote at any time before the Annual Meeting by:
•submitting a new vote on the Internet or by telephone or submitting a properly completed Proxy Card with a later date; or
•sending a written notice that you are revoking your proxy, which is received prior to the Annual Meeting, to Ryan
Specialty’s Corporate Secretary at 155 North Wacker Drive, Suite 4000, Chicago, IL 60606.
If you are the record holder of your shares, you may also revoke your proxy vote by:
•attending the virtual Annual Meeting and personally voting during the Annual Meeting prior to the close of the polls.
Simply attending the virtual Annual Meeting without voting during the meeting will not, by itself, revoke your proxy.
Q: How will voting on any business not described in this Proxy Statement be conducted?
We are not aware of any business to be considered at the Annual Meeting other than the items described in this Proxy
Statement. If any other matter is properly presented at the Annual Meeting, your proxy will vote your shares using their best judgment.
Q: What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting of stockholders. A quorum will be present if the holders of a majority in voting power of the outstanding capital stock entitled to vote at the Annual Meeting are present in person
(including virtually) or are represented by proxy at the virtual Annual Meeting. On the Record Date, there were 128,670,686 shares of Class A common stock, with one vote each, and 134,508,885 shares of Class B common stock, with 10 votes each. Accordingly, shares representing 736,879,769 votes must be represented by stockholders present in person or by proxy at the virtual Annual Meeting to have a quorum.
If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the virtual Annual Meeting. If you are a beneficial owner of shares held in “street name,” your shares will be counted towards the quorum if your broker or nominee submits a proxy for your shares at the Annual Meeting, even a proxy which result in a broker non-vote due to the absence of voting instructions from you. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, either the chairperson of the Annual Meeting or a majority in voting power of the voting stock present in person (including virtually) or represented by proxy at the Annual
Meeting and entitled to vote thereon, may adjourn the Annual Meeting to another time or place.
Q: How can I find out the results of the voting at the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. Final voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

2026 Proxy Statement 7

BOARD OF DIRECTORS AND CORPORATE
GOVERNANCE
Our business and affairs are managed under the direction of our Board. Our current Amended and Restated Certificate of
Incorporation (the “Certificate”) provides that the authorized number of directors may be changed only by resolution of our
Board. The Board is currently classified into three classes, each comprising as nearly as possible one-third of the total number of directors, each serving a three-year term. At our 2025 annual meeting of stockholders, a proposal to declassify the Board and phase-in annual director elections was approved by our stockholders. Therefore, beginning with this Annual
Meeting, as the term of each class of directors expires, directors will stand for reelection, if nominated by the Board, for a term of one year and will no longer be assigned to a new class. Specifically, the director nominees standing for election at this Annual Meeting will be elected to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. As a result, at our annual meeting of stockholders to be held in 2028, when the term of our current Class I directors expires, all directors will stand for election annually, and our Board will no longer be classified.
Board Composition
Pursuant to the Company’s Certificate, the Board adopted resolutions to set the size of the Board at thirteen members. The
Board currently consists of twelve members. Four directors are Class I directors, whose term expires at the 2028 annual meeting of stockholders, three directors are Class III directors, whose term expires at the 2027 annual meeting of stockholders, and five directors (four of which were previously assigned to Class II), whose terms expire at this Annual
Meeting, if elected, will hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified.
The table below sets forth for each director nominee, and all continuing directors, their respective ages as of the Record
Date, the positions currently held with the Company (if any), the year each was first elected or appointed as a director of the
Company, the year their current term will expire, and the class to which they were last elected.

Nominee/Director Name	Age	Position	Director Since(1)	Current Term Expires	Director Class

Nominees for Director
David P. Bolger	68	Director	2012	2026	II
Michael G. Bungert	71	Director	2025	2026	N/A
Francesca Cornelli	63	Director	2023	2026	II
Nicholas D. Cortezi	59	Director	2021	2026	II
Anthony J. Kuczinski	67	Director	2023	2026	II
Continuing Directors
Patrick G. Ryan	88	Executive Chairman of the Board	2010	2027	III
Timothy W. Turner	65	Chief Executive Officer and Director	2012	2028	I
Henry S. Bienen	86	Director	2012	2028	I
Michelle L. Collins	65	Director	2021	2027	III
Michael D. O’Halleran	75	Director	2018	2028	I
John W. Rogers, Jr.	67	Lead Director	2014	2027	III
Patrick G. Ryan, Jr.	58	Director	2024	2028	I
(1)For all directors other than Ms. Collins, Dr. Cornelli, and Messrs. Bungert, Cortezi, Kuczinski, and Ryan, Jr., this column reflects the date that the director joined the Board of Ryan Specialty, LLC prior to the Company’s initial public offering on July 21, 2021, when the
Board of Ryan Specialty Holdings, Inc. was formed.
Director Nomination Agreement
In connection with the Company’s initial public offering in July 2021 (the “IPO”), the Company entered into a Director
Nomination Agreement with Patrick G. Ryan, our founder and Executive Chairman, and certain members of his family and various entities and trusts over which Patrick G. Ryan and his family exercise control (collectively, the “Ryan Parties”) and
Onex RSG Holdings LP, a Delaware limited partnership (“Onex”), an affiliate of Onex Corporation.

2026 Proxy Statement 8

The Director Nomination Agreement currently provides the Ryan Parties the right to nominate certain members of our Board based on the number of shares of the Company’s common stock held by the Ryan Parties. The Director Nomination
Agreement provides the Ryan Parties the right to designate (in each instance, rounded up to the nearest whole number if necessary): (i) all of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, 50% or more of the total number of shares of our common stock beneficially owned by the Ryan Parties upon completion of the IPO, as adjusted for any reorganization, recapitalization, stock dividend, stock split, reverse stock split, or similar changes in our capitalization (the “Original Amount”); (ii) 50% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 40%, but less than 50% of the Original Amount; (iii) 40% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 30%, but less than 40% of the Original
Amount; (iv) 30% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 20%, but less than 30% of the Original Amount; and (v) 20% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 10%, but less than 20% of the Original Amount, which could result in representation on our Board that is disproportionate to the Ryan Parties’ beneficial ownership. Upon the death or disability of
Patrick G. Ryan, or at such time that he is no longer on the Board or actively involved in the operations of the Company, the
Ryan Parties will no longer hold the nomination rights specified in clauses (i) through (v) above; however, the Ryan Parties will have the right to designate one nominee for so long as the Ryan Parties control, in the aggregate, 10% or more of the
Original Amount. Onex’s right to designate one nominee for election to our Board fell away upon its sale of shares of our
Class A common stock in April 2023. See “Certain Relationships and Related Party Transactions — Director Nomination
Agreement” for more details with respect to the Director Nomination Agreement.
Board Leadership and Structure
The following section describes our Board leadership structure, the reasons why the structure is in place at this time, the roles of various positions, and related key governance practices. We believe the mix of experienced independent and management directors that make up our Board, along with the independent role of our Lead Director and our independent board-committee composition, benefits us and our stockholders.
Director Independence; Board Mix
Our Board has an effective mix of independent and non-independent directors. It is composed of seven independent directors and five non-independent directors including our Executive Chairman, Patrick G. Ryan; our Chief Executive Officer,
Timothy W. Turner; the retired Chairman of Ryan Specialty Underwriting Managers, Nicholas D. Cortezi; the Executive
Chairman of Geneva Re, Michael D. O’Halleran; and Patrick G. Ryan, Jr. We believe each of our independent and non-
independent directors adds value to our Board and benefits us and our stockholders.
The NYSE Listed Company Manual requires directors to satisfy certain criteria to be deemed “independent.” The Board applies these standards in determining whether any director has a material relationship with the Company that would impair their independence, as discussed below. As required by the NYSE Listed Company Manual, the Board considers all material relevant facts and circumstances known to it in making an independence determination, from the standpoints of both the director and persons or organizations with which the director has an affiliation.
Our Board has affirmatively determined that Drs. Bienen and Cornelli, Ms. Collins, and Messrs. Bolger, Bungert, Kuczinski,
and Rogers meet the requirements to be independent directors. In making this determination, our Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that our
Board deemed relevant in determining their independence. Specifically, the Board considered Dr. Cornelli’s affiliation with
Northwestern University’s Kellogg School of Management and the Ryan family’s charitable donations to Northwestern
University. The Board concluded that the Ryan family’s charitable donations to Northwestern University do not give rise to a material relationship with the Company or its management that would impair Dr. Cornelli’s independence.
Lead Director and Executive Session
Our Board designates one of our non-employee independent directors as Lead Director of our Board (the “Lead Director”).
Mr. John W. Rogers, Jr., has served in the position of Lead Director since July 2025 and was appointed based on his significant public company board and corporate governance experience. The Board believes that it is beneficial for us and our stockholders to have a Lead Director who serves a variety of roles, including presiding at the executive sessions of independent directors, and at all other meetings of the Board at which the chairperson of the Board is not present, and calling an executive session of independent directors at any time, consistent with our Corporate Governance Guidelines.
Independent directors of the Board meet outside the presence of other directors in executive sessions, held in conjunction with our regular Board meetings four times a year, and our Lead Director presides at all such executive sessions.

2026 Proxy Statement 9

Chairperson and CEO
With respect to the roles of chairperson and CEO, the Corporate Governance Guidelines provide that the roles may be separated or combined, and the Board will exercise its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Mr. Ryan, the founder of our Company, served as our chairperson and CEO from our IPO until October 1, 2024, and has been at the helm of our business since its formation in 2010. On October 1,
2024, Mr. Ryan became our Executive Chairman, retaining his position as Chairman of the Board, and Mr. Turner assumed the role of CEO, effectively separating the role of CEO and chairperson. The Board believes that separating the roles of chairperson and CEO, while maintaining the separate, independent role of our Lead Director, is currently the most effective leadership structure as it best utilizes the respective knowledge and experience of Mr. Ryan and Mr. Turner. Mr. Ryan has extensive knowledge and industry leading experience in the area of insurance as the founder of our Company and through his leadership at Aon Corporation. Mr. Turner, as our current leader, has a strong understanding of our business and is highly in tune with the industry and current market dynamics along with day-to-day operations.
Self-Evaluation
Pursuant to its charter, our Compensation and Governance Committee developed and oversees a process for an annual evaluation of the Board, its committees, and individual directors. The Compensation and Governance Committee completed the most recent annual evaluation in October 2025.
As part of the annual Board self-evaluation, the Board evaluates whether the size, composition, and responsibilities of our
Board and its committees and our Corporate Governance Guidelines continue to be appropriate for us and our stockholders.
Our Corporate Governance Guidelines provide flexibility for our Board to modify our leadership structure in the future as appropriate.
Meetings and Attendance
During 2025, our Board held four regularly scheduled meetings. Each director attended at least 75% of the aggregate number of Board meetings and committee meetings of which such director is a member. The Board expects, but does not require, directors to attend the annual meeting of stockholders. Each of our directors attended the 2025 annual meeting of stockholders.
Board Committees
Our Board has a standing Audit Committee, Compensation and Governance Committee, and Executive Committee. The
composition, duties, and responsibilities of these committees are as set forth below. In the future, our Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.

Board Member	Audit Committee	Compensation and Governance Committee	Executive Committee

Patrick G. Ryan			Chair
Timothy W. Turner			X
Henry S. Bienen	X	Chair
David P. Bolger	Chair
Michael G. Bungert		X
Michelle L. Collins	X
Francesca Cornelli	X
Nicholas D. Cortezi			X
Anthony J. Kuczinski	X	X
Michael D. O’Halleran
John W. Rogers, Jr.		X	X
Patrick G. Ryan, Jr.

2026 Proxy Statement 10

Audit Committee
Our Audit Committee is composed of Dr. Bienen, Mr. Bolger, Ms. Collins, Dr. Cornelli, and Mr. Kuczinski, with Mr. Bolger serving as chairperson of the committee. The Board has determined that all of the members of the Audit Committee are independent directors and meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the applicable listing standards of the NYSE. Our Board has determined that all members of our Audit Committee are “financially literate” under the applicable listing standards of the NYSE and that Mr.
Bolger is an “audit committee financial expert” within the meaning of SEC regulations and applicable listing standards of the
NYSE. The Audit Committee held four regularly scheduled meetings in 2025. The Audit Committee’s responsibilities include:
•appointing, approving the compensation of, and assessing the qualifications, performance, and independence of our independent registered public accounting firm, including an evaluation of the lead audit partner;
•pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•reviewing and discussing, on a periodic basis or as appropriate, with management, our policies, programs and controls with respect to risk assessment and risk management;
•reviewing and discussing with management procedures and internal controls relating to cybersecurity and the enterprise risk function;
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures, as well as critical accounting policies and practices used by us;
•reviewing our Management’s Discussion and Analysis of Financial Condition and Results of Operations to be
included in our annual and quarterly reports to be filed with the SEC;
•reviewing and discussing with management our earnings releases;
•monitoring the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;
•monitoring and assessing the performance of the Company’s internal audit function and reviewing the scope and results of the internal audit;
•reviewing management’s report on its assessment of the effectiveness of internal controls over financial reporting and any changes thereto;
•reviewing the adequacy and effectiveness of our internal controls over financial reporting and disclosure controls and procedures;
•establishing policies and procedures for the receipt, retention, follow-up, and resolution of accounting, internal controls, or auditing matters, complaints, and concerns;
•recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•reviewing our compliance with legal and regulatory requirements as they relate to our financial statements, applicable laws and regulations, and climate disclosure obligations;
•preparing the Audit Committee report required by the rules of the SEC to be included in our annual Proxy
Statement;
•reviewing and assessing annually tax and treasury functions, including cash management processes;
•investigating any alleged breaches or violations of the Company’s Code of Ethics, and reporting to the Board periodically, with respect to ethics issues, complaints, and associated investigations;
•reviewing the Audit Committee charter and the committee’s performance at least annually; and
•reviewing all related party transactions for potential conflict of interest situations and disapproving, approving, or ratifying all such transactions.
Our Audit Committee charter is available on our website at www.ryanspecialty.com. To access the charter, go to our website, click on the “Investors” tab, and then click on “Governance/Governance Documents” to download or view the charter.

2026 Proxy Statement 11

Compensation and Governance Committee
Our Compensation and Governance Committee is composed of Dr. Bienen, Mr. Bungert, Mr. Kuczinski, and Mr. Rogers, with
Mr. Bienen serving as chairperson of the committee. The Board has determined that all the members of the Compensation and Governance Committee are independent directors and meet the independence requirements of Rule 10C-1 under the
Exchange Act and the applicable listing standards of the NYSE. The Compensation and Governance Committee held five regularly scheduled meetings in 2025. The Compensation and Governance Committee’s responsibilities include:
•recommending to our Board best practices relative to corporate governance principles;
•developing and recommending to our Board, and reviewing periodically, our set of corporate governance guidelines;
•reviewing and discussing with management the Company’s Environmental, Social and Governance strategy, initiatives, and policies;
•reviewing and recommending to our Board the functions, duties, and compositions of our Board committees;
•developing and recommending to our Board criteria for Board and committee membership;
•identifying and recommending to our Board the persons to be nominated for election as directors and appointed to each of our Board’s committees;
•assisting our Board with orientation and continuing education of directors;
•overseeing the annual evaluations of our Board and our Board committees;
•establishing and overseeing the Company’s succession, leadership, and talent development planning and process;
•reviewing and approving periodically a group of peer companies against which to benchmark the compensation of the Company’s executive officers;
•reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive
Officer;
•evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and determining and approving the compensation of our Chief Executive Officer;
•reviewing and approving the compensation of our other executive officers;
•appointing, compensating, and overseeing the work of any compensation consultant, legal counsel, or other advisors retained by the Compensation and Governance Committee;
•conducting the independence assessment outlined in the NYSE’s rules with respect to any compensation consultant, legal counsel, or other advisor retained by the Compensation and Governance Committee;
•reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking;
•reviewing the Company’s human capital programs, policies, and practices to determine their effectiveness;
•reviewing and reassessing the adequacy of the committee charter in its compliance with the listing standards of the
NYSE;
•reviewing and establishing our overall management compensation philosophy and policies;
•overseeing our compensation and benefits programs and policies, including any equity incentive plans;
•reviewing and making recommendations to our Board with respect to director compensation;
•reviewing and discussing with management the Company’s corporate governance practices to be included in our annual Proxy Statement or Annual Report on Form 10-K; and
•reviewing and discussing with management the Compensation Discussion and Analysis to be included in our annual Proxy Statement or Annual Report on Form 10-K.
Our Compensation and Governance Committee charter is available on our website at www.ryanspecialty.com. To access the charter, go to our website, click on the “Investors” tab, and then click on “Governance/Governance Documents” to download or view the charter.
Executive Committee
Our Executive Committee is composed of Mr. Ryan, Mr. Turner, Mr. Cortezi, and Mr. Rogers, with Mr. Ryan serving as chairperson of the committee. During intervals between meetings of the Board, the Executive Committee has and may

2026 Proxy Statement 12

exercise the power and authority of the Board in directing the management of the business and affairs of the Company, including but not limited to the power and authority to declare dividends, except as may be limited by applicable law, our
Certificate, Bylaws, or by resolution of the Board.
Risk Oversight
The Board is responsible for reviewing the major risks facing the Company and helping develop and oversee strategies to address these risks. The Board has delegated to the Audit Committee the role of overseeing our enterprise risk assessment and risk management policies. Pursuant to its charter, our Audit Committee is responsible for reviewing and discussing with management our enterprise risk management framework. Taking into consideration the allocation of responsibility for risk oversight to the other committees of the Board, the Audit Committee is responsible for reviewing and discussing with management, on a periodic basis or as appropriate, the risks faced by us and policies, guidelines, and processes by which management assesses and manages our risks, including our major financial risk exposures and the steps management has taken to monitor and control such exposures.
The Audit Committee is also responsible for reviewing and discussing with management the Company’s procedures and internal controls relating to cybersecurity. The Board and Audit Committee set the tone at the top by providing oversight and establishing expectations for the overall effectiveness and efficiency of the information security program.
Pursuant to its charter, the Compensation and Governance Committee is responsible for reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking, analyzing the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk. For more information, please see “Executive Compensation: Compensation Discussion and Analysis
— Compensation Decision Process and Methodology.”
Board Skills Matrix
Each director possesses certain personal qualities and attributes that we believe are essential for the proper functioning of the Board to fulfill its duties to our stockholders. The following matrix provides information regarding each nominee for election as a director and each continuing director, including certain types of experiences and skills that the Board has determined are important. The matrix does not encompass all the experiences and skills of our directors, and the fact that a particular experience or skill is not listed does not mean that a director does not possess it. In addition, the director biographies below include a non-exhaustive list of other key experiences and qualifications that further qualify the individual to serve on our Board. These collective qualities, skills, experiences, and attributes are essential to our Board’s ability to exercise its oversight function for us and our stockholders and guide our long-term sustainable, dependable performance.

Director Name	Leadership Experience	Financial or Accounting Acumen	Enterprise Risk Management	Industry Experience	Operational Experience	Public Company Experience	Cyber- security Experience

Patrick G. Ryan	✓	✓		✓	✓	✓
Timothy W. Turner	✓			✓	✓	✓
Henry S. Bienen	✓	✓	✓		✓	✓	✓
David P. Bolger	✓	✓	✓	✓	✓	✓
Michael G. Bungert	✓	✓		✓	✓	✓
Michelle L. Collins	✓	✓			✓	✓
Francesca Cornelli	✓	✓		✓		✓
Nicholas D. Cortezi	✓			✓	✓	✓
Anthony J. Kuczinski	✓	✓	✓	✓	✓	✓	✓
Michael D. O’Halleran	✓	✓		✓	✓	✓
John W. Rogers, Jr.	✓				✓	✓
Patrick G. Ryan, Jr.	✓	✓			✓	✓
Stockholder Nominations and Recommendations for Director Nominees
The Compensation and Governance Committee will consider stockholder nominations for membership on the Board that conform to the requirements of our Bylaws. For the 2027 annual meeting, nominations may be submitted to Ryan Specialty

2026 Proxy Statement 13

Holdings, Inc., 155 North Wacker Drive, Suite 4000, Chicago, IL 60606, Attn: Corporate Secretary, and such nominations will then be forwarded to the chairperson of the Compensation and Governance Committee. The candidates are then evaluated based on the process outlined in our Corporate Governance Guidelines and the Compensation and Governance Committee
charter. The same process is used for all candidates, including candidates recommended by stockholders. Nominations must be in writing, and we must receive the nomination no later than the close of business on January 28, 2027, and not earlier than December 29, 2026, assuming we do not change the date of the 2027 annual meeting of the stockholders by more than 30 days before or after the anniversary of this Annual Meeting. Nominations must also satisfy certain other procedural requirements as specified in our Bylaws. For more information, see the section entitled “Proposal of Stockholders and Communications with our Board.”
When filling a vacancy on the Board, the Compensation and Governance Committee identifies the desired skills and experience of a new director and nominates individuals who it believes can strengthen the Board’s capabilities and further diversify the collective experience represented by the then-current directors. The Compensation and Governance
Committee may engage third parties to assist in the search and provide recommendations. Also, directors are generally asked to recommend candidates for the position. The same process is used for all candidates, including candidates recommended by stockholders.
Compensation Committee Interlocks and Insider Participation
Patrick G. Ryan, our Executive Chairman, serves as a member of the Board and as a member of the compensation committee of Geneva Re, a joint venture. The Executive Chairman of Geneva Re, Michael D. O’Halleran, serves on our
Board. For more information relating to Geneva Re, please see the section entitled “Certain Relationships and Related Party
Transactions — Related Party Transactions — Ryan Investment Holdings, Geneva Re and Ryan Re.”
Governance Policies
Corporate Governance Guidelines
We have adopted a set of Corporate Governance Guidelines, which are available on our website at www.ryanspecialty.com.
To access the Corporate Governance Guidelines, go to our website, click on the “Investors” tab and then click on
“Governance/Governance Documents” to download or view the Corporate Governance Guidelines.
Code of Conduct
We have adopted a Code of Conduct that applies to all of our employees, contractors, officers, and directors, including those officers responsible for financial reporting. The Code of Conduct is available on our website at www.ryanspecialty.com. To access our Code of Conduct, go to our website, click on the “Investors” tab and then click on “Governance/Governance
Documents” to download or view the code.
We intend to disclose any amendments to the code, or any waivers of its requirements, on our website. Since our IPO, we have not amended the code or waived any of its provisions.
Insider Trading Policy
We have adopted an Insider Trading Policy governing all transactions in our securities, including our shares of common stock, options to purchase our shares of common stock, or any other type of securities that we may issue, including (but not limited to) preferred stock, convertible debentures, and warrants, as well as derivative securities that are not issued by us, such as exchange-traded put or call options or swaps relating to our securities. Our Insider Trading Policy applies to our directors, officers, employees and those of our subsidiaries, as well as other persons as we may determine, such as contractors or consultants. A person covered by our Insider Trading Policy is prohibited from engaging in transactions of our securities while aware of material nonpublic information, recommending the purchase or sale of any of our securities, and disclosing such information to persons outside of the Company or whose jobs do not require them to have that information.
We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing rules. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on
Form 10-K for the year ended December 31, 2024.

2026 Proxy Statement 14

Anti-Hedging and Anti-Pledging Policies
The Company prohibits directors and employees from pledging any Company shares and prohibits directors and employees from engaging in hedging transactions with respect to ownership in the Company’s securities except as explicitly approved in accordance with our Insider Trading Policy.
Clawback Policy
The Company has adopted a Clawback Policy that complies with Section 10D of the Exchange Act and the listing standards of the NYSE. The Clawback Policy applies to the Company’s current and former executive officers subject to Section 16 of the Exchange Act (“Section 16 Officers”). Under this policy, the Company must recover erroneously awarded incentive compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period, subject to limited impracticability exceptions, in the event the Company is required to prepare certain accounting restatements. The Clawback
Policy requires recovery of erroneously awarded incentive compensation regardless of whether a Section 16 Officer engaged in any misconduct or is otherwise at fault.
2025 Amendments to our Certificate and Bylaws
The Board, upon advice and recommendation from the Compensation and Governance Committee, reviews the corporate governance practices and standards under which the Company operates and assesses trends, stockholder input, and best practices on a regular basis. After careful consideration of our governance structure prior to our 2025 annual meeting of stockholders, our Board determined to recommend a number of amendments to our then effective certificate of incorporation, each of which required stockholder approval. In making these recommendations, our Board reviewed, considered, and discussed corporate governance trends, communications from our stockholders, and best practices followed by other public companies perceived to be market leaders in the area of corporate governance and supported by institutional and retail investors.
As a result, at the 2025 annual meeting of stockholders, we submitted, and the Board unanimously recommended a vote for, nine separate proposals to amend our then effective certificate of incorporation:
•a proposal to declassify our Board and phase-in annual director elections;
•a proposal to implement a majority voting standard in uncontested director elections;
•a proposal to eliminate the springing supermajority voting standard with respect to the removal of a director from our Board;
•a proposal to provide for a specific outside date, September 30, 2029, by which the ten-to-one vote disparity of the
Class B common stock to the Class A common stock would sunset;
•a proposal to provide stockholders with the ability to take action by written consent;
•a proposal to provide stockholders with the ability to call special meetings of stockholders;
•a proposal to eliminate the springing supermajority voting standard with respect to the amendment of our Bylaws and certain provisions of the then effective certificate of incorporation;
•a proposal to provide for the exculpation of certain officers of the Company to the fullest extent provided under
Delaware law; and
•a proposal to approve certain other non-substantive amendments.
Additionally, the Board approved an amendment and restatement of our then effective Bylaws to adopt provisions related to the amendments to our then effective certificate of incorporation, including:
•adoption of qualifications and procedures specifying the ownership percentage and information requirements that a stockholder or stockholders must provide to exercise their right to call a special meeting;
•implementation of a majority voting standard for the election of directors in uncontested director elections, with a plurality voting standard applying to contested director elections;
•adoption of a market standard resignation policy with respect to director nominees consistent with the majority voting standard, so that an incumbent director who does not receive the requisite affirmative majority of the votes cast for his or her re-election is required to promptly tender his or her resignation to the Board, subject to acceptance by the Board; and
•certain conforming and administrative changes.

2026 Proxy Statement 15

The proposals submitted to our stockholders were overwhelmingly approved at the 2025 annual meeting, and thereafter, we amended our Certificate and the amended and restated Bylaws went into effect. These actions demonstrate our commitment to best-in-class corporate governance.
Our Culture
Since the inception of the Company, meritocracy, inclusion, empowerment, and all of our other core values have been in place and are essential as the foundation of our culture. Our core values are paramount to our workplace and enable our teammates to innovate the best solutions for our clients and trading partners. Our commitment is to continue to foster an environment wherein each person can be their authentic self and perform up to their highest potential, to self-optimize.
Together, we continually work towards a culture where everyone can thrive and achieve their best work and is rewarded based on that achievement. Our core values reflect a culture of meritocracy that is inclusive and treats people equally. Every employee is recognized and assessed based on their performance and contributions, which serves to fulfill our mission of hiring and retaining the top talent in our industry. We strive to protect the invaluable attributes of meritocracy and are committed to purposefully reinforcing and refining our culture and values through various initiatives to enable our firm to reap the benefits that are inherent in a diverse and inclusive environment. Our values set the foundation for a workplace where people can be their best self and do their best work. The Company strives to reward top performers and harness our differences and similarities to better serve our clients, trading partners, teammates, and communities. We are committed to continuing to build a culture where meritocracy is the standard, equality is championed for all, and inclusion is a fundamental part of who we are.

2026 Proxy Statement 16

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Board has nominated David P. Bolger, Michael G. Bungert, Francesca Cornelli, Nicholas D. Cortezi, and Anthony J.
Kuczinski for election at the Annual Meeting to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees, other than Mr. Bungert, who was appointed to the Board in
September 2025 to fill a vacancy upon the death of a director, has been previously elected by our stockholders. Mr. Bungert was initially recommended to the Compensation and Governance Committee by our Executive Chairman, Patrick G. Ryan.
Dr. Cornelli and Messrs. Bolger, Bungert, Cortezi, and Kuczinski have each consented to be named in this Proxy Statement and indicated their willingness to serve if elected.
Nomination of Directors
The Compensation and Governance Committee of our Board identifies, evaluates, and recommends to the Board potential nominees for election to the Board. In reviewing potential nominees, the Compensation and Governance Committee considers the qualifications of each potential nominee with the qualification standards set forth in its committee charter and in our Corporate Governance Guidelines. Specifically, the Compensation and Governance Committee considers, among other things, (i) each potential nominee’s past attendance and performance at Board meetings and committee meetings, if applicable, (ii) the nominee’s ability to represent all stockholders without a conflict of interest, (iii) the nominee’s ability to work in and promote a productive environment, (iv) whether the nominee has sufficient time and willingness to fulfill the substantial duties and responsibilities of a director, (v) whether the nominee has demonstrated the high level of character, ethics, and integrity expected by the Company, (vi) whether the nominee possesses the broad professional and leadership experience and skills necessary to effectively respond to the complex issues encountered by a publicly-traded company, (vii)
the nominee’s ability to apply sound and independent business judgment, and (viii) the viewpoint and background of the nominee. The Board membership criteria are set forth in our Corporate Governance Guidelines and Compensation and
Governance Committee charter, copies of which are available under the tabs “Investors > Governance > Governance
Documents” on our website at www.ryanspecialty.com. After reviewing the qualifications of potential Board candidates, the
Compensation and Governance Committee presents its recommendations to the Board, which selects the final director nominees.
The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the
Annual Meeting. The Compensation and Governance Committee considers stockholder nominees using the same criteria set forth above. Stockholders who wish to present a potential nominee to the Compensation and Governance Committee for consideration for election at a future annual meeting of stockholders must provide the Compensation and Governance
Committee with notice of the nomination and certain information regarding the candidate as described in our Bylaws and within the time periods set forth under the caption “Proposals of Stockholders and Communications with our Board.”
Pursuant to our Corporate Governance Guidelines, the Company endeavors to have a Board consisting of directors who possess the highest personal and professional ethics, integrity and values and who are committed to representing the long-
term interests of the Company and its stockholders.
Nominees and Incumbent Directors
The Compensation and Governance Committee has recommended, and the Board has nominated, Dr. Cornelli and Messrs.
Bolger, Bungert, Cortezi, and Kuczinski for election as directors at the Annual Meeting to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified.
Director Nominees
DAVID P. BOLGER
David P. Bolger has served on our Board since 2012 and is the chairperson of the Audit
Committee. Mr. Bolger served as Chief Operating Officer of Chicago 2016, the effort to bring the 2016 Olympic and Paralympic Games to Chicago. From 2004 to 2019, Mr.
Bolger served on the board of directors of MB Financial, Inc. From 2003 to 2008, he served as Executive Vice President and Chief Financial Officer of Aon Corporation. Prior
to joining Aon, Mr. Bolger served in multiple executive positions at Bank One Corporation and its predecessor companies. He earned a Bachelor of Science in Accounting and
Finance from Marquette University and a Master of Management from Northwestern
University Kellogg School of Management. We believe Mr. Bolger is qualified to serve on our Board due to his extensive insurance industry, accounting, and finance experience.

2026 Proxy Statement 17

MICHAEL G. BUNGERT
Michael G. Bungert has served on our Board since September 2025 and is a member of the Compensation and Governance Committee. He served as Chairman of Aon Re
Global from 2013 to 2024. Prior to that, Mr. Bungert was the Chief Executive Officer of
Aon Re Global starting in 1998. Mr. Bungert started his career in reinsurance in 1977 as an underwriter trainee at Continental Casualty Company. He then joined CNA Re in 1979 as a London-based North American underwriter. In 1984, Mr. Bungert joined reinsurance intermediary Thomas A. Greene Inc. Intermediaries in Chicago and subsequently joined
Aon Re in 1989. Mr. Bungert received his Bachelor of Arts from Illinois State University.
We believe Mr. Bungert is well qualified to serve on our Board due to his extensive insurance and reinsurance industry experience.

FRANCESCA CORNELLI
Francesca Cornelli has served as a member of our Board since July 2023 and is a member of the Audit Committee. Dr. Cornelli is the dean of Northwestern University’s
Kellogg School of Management, a position she has held since August of 2019. She is also a professor of finance and holds the Donald P. Jacobs Chair in Finance. Prior to that, she was a professor of finance and deputy dean at London Business School from 1994 to
2019. Dr. Cornelli’s research interests include corporate governance, private equity, privatization, bankruptcy, IPOs, and innovation policy. She has been an editor of the
Review of Financial Studies and previously served on the board of editors of the Review of Economic Studies and as an associate editor at the Journal of Finance. She is a research fellow at the Center for Economic and Policy Research and previously served as a director of the American Finance Association. Dr. Cornelli has previously taught at the Wharton School of the University of Pennsylvania, the Fuqua School of Business at
Duke University, The London School of Economics, the Indian School of Business in Hyderabad and the New Economic
School in Moscow. Dr. Cornelli currently serves as a member of the board of directors of GCM Grosvenor Inc., a public company engaged in global alternative asset management. She has also served as an independent board member of several global corporations, including GCP Capital Partners Limited, an investment company, from 2023 to 2024, which was recently acquired, Banca Intesa San Paolo from 2016 to 2019, Telecom Italia from 2014 to 2018, American Finance
Association from 2013 to 2016, and Swiss Re International and Swiss Re Holdings from 2013 to 2019. In January 2016, she helped create and became a board member of AFFECT, a committee of the American Finance Association designed to promote the advancement of women academics in the field of finance. We believe Dr. Cornelli is well qualified to serve on our Board due to her experience as an academic in finance and governance, and her experience on boards of directors of other for-profit companies.

NICHOLAS D. CORTEZI
Nicholas D. Cortezi has served on our Board since our IPO in July 2021 and is a member of the Executive Committee. He served as the Chairman of Ryan Specialty Underwriting
Managers from September 2020 through June 2023. In 1987, Mr. Cortezi joined All Risks,
Ltd. (“All Risks”) and was promoted to CEO in 1999, which he served as until its acquisition by Ryan Specialty in September 2020. Mr. Cortezi has served on the boards of the Independent Insurance Agents of Baltimore, Independent Insurance Agents of
Maryland, the National Association of Surplus Lines Offices (“NAPSLO”) (now known as the Wholesale & Specialty Insurance Association (“WSIA”)) and was President of
NAPSLO between 2002 and 2003. Mr. Cortezi earned a Bachelor of Arts in International
Relations and a Masters in International Public Policy from Johns Hopkins University. We believe that Mr. Cortezi’s extensive and industry-leading experience in the area of insurance and his insight into our business as prior Chairman of Ryan Specialty
Underwriting Managers qualifies him to serve on our Board.

2026 Proxy Statement 18

ANTHONY J. KUCZINSKI
Anthony J. Kuczinski has served on our Board since October 2023 and is a member of both the Audit Committee and the Compensation and Governance Committee. Mr.
Kuczinski is Founder and CEO of LST Risk Concepts, LLC, a consulting and advisory firm to the P&C Insurance Industry. He formerly served as executive advisor to the
Munich Re Board of Management for Munich Reinsurance US Holding, the North
American property and casualty operations of Munich Re, a role he served during transition after retirement. He was the President and Chief Executive Officer of Munich
Reinsurance US Holdings from 2008 through 2023. Prior to that, he held numerous senior roles with Munich Re starting in 1989. Prior to Munich Re, Mr. Kuczinski was Chief
Operating Officer of NY Marine and General Insurance Company, a publicly traded insurance group now part of Pro-Sight Insurance Group, and he worked in the audit practice for the public accounting firm of Coopers & Lybrand (now
PricewaterhouseCoopers). Mr. Kuczinski is a lead independent director of Skyward Specialty Insurance Group and a director of Hagerty, Inc. and also serves on the Penn Medicine Healthcare System (Penn Medicine) board and on its executive committee. He is also a board member and executive committee chair for Penn Medicine Princeton Health, a subsidiary of Penn Medicine. Mr. Kuczinski holds a Bachelor of Arts in Public Accounting from Pace University, Magna Cum
Laude, and holds a Certificate in Advanced Executive Education from the Wharton School. Mr. Kuczinski is a Certified Public
Accountant and a Chartered Property Casualty Underwriter. We believe Mr. Kuczinski is well qualified to serve on our Board due to his extensive insurance industry and financial experience.

Class III Directors: Continuing in Office Until 2027
PATRICK G. RYAN
Patrick G. Ryan is a widely respected entrepreneur and global insurance leader who founded Ryan Specialty in 2010. Mr. Ryan became our Executive Chairman on October
1, 2024. Prior to that, he served as the Chairman and Chief Executive Officer of Ryan
Specialty since its inception. Mr. Ryan is also a member and the chairperson of the
Executive Committee. Prior to launching Ryan Specialty, Mr. Ryan founded Aon
Corporation and served as its Chairman and/or CEO for 41 years. At the time of Mr.
Ryan’s retirement, Aon had more than 500 offices in 120 countries, generating revenues then in excess of $7 billion. Mr. Ryan has received a number of accolades throughout his career. In 1987, Mr. Ryan received the esteemed Horatio Alger Award, which honors those who are dedicated to the principles of integrity, hard work, perseverance, and compassion for others. In 2008, Mr. Ryan was inducted into the American Academy of
Arts and Sciences, one of the nation’s oldest and most prestigious honorary societies and independent research centers, founded in 1780. Also in 2008, he was elected to the International Insurance Society Hall of
Fame and received the Ernst and Young Entrepreneur of the Year Lifetime Achievement Award. He was named by Brigham
Young University International Executive of the Year for Corporate Integrity. Other career tributes include the College of
Insurance’s Insurance Leader of the Year and the Insurance Federation of New York’s Free Enterprise Award. Most recently, in July 2019, Mr. Ryan was inducted into the Automotive Hall of Fame for his contribution to the Finance and Insurance
Specialists sector of the automotive industry. Mr. Ryan has been a member of Northwestern University’s board of trustees for 42 years, 14 years of which he served as Chairman. Mr. Ryan served on the boards of directors of 1st National Bank of
Chicago and its successors and the Tribune Company. Mr. Ryan earned a Bachelor of Business Administration from
Northwestern in 1959 and, in 2009, Northwestern awarded Mr. Ryan a Doctor of Humane Letters degree. Also in 2009, Mr.
Ryan was inducted into the Northwestern Athletic Hall of Fame. Four years later, in 2013, Mr. Ryan received the
Northwestern Alumni Association Medal of Honor. This award is the highest award granted by the Northwestern Alumni
Association to an alumnus who combines superior professional distinction and/or exemplary volunteer service to society, with an outstanding record of service to Northwestern. Mr. Ryan also served as Chairman of Chicago 2016, the effort to bring the 2016 Olympic and Paralympic Games to Chicago. We believe that Mr. Ryan’s extensive and industry-leading experience in the area of insurance, his experience as the founder, Chairman and CEO of Aon, and his insight into our business as our Founder and Chief Executive Officer qualifies him to serve on our Board.

2026 Proxy Statement 19

MICHELLE L. COLLINS
Michelle L. Collins has served on our Board since our IPO in July 2021 and is a member of the Audit Committee. Since 2007, she has served as the president of Cambium LLC, a consulting firm. Ms. Collins was co-founder of Svoboda Capital Partners, LLC and served as Managing Director from 1998 to 2006. Prior to that, Ms. Collins was a principal in the
Corporate Finance Department at William Blair & Company, LLC. Since 2014, Ms. Collins
has served on the board of Ulta Beauty, Inc. She has also served on the boards of
Canadian Imperial Bank of Commerce (“CIBC”) and CIBC Bancorp USA/CIBC Bank U.S.
since 2017. Previously, she was a member of the mutual fund boards of Columbia Acorn and Wanger Advisors Trusts and the boards of directors of the following public and private companies: PrivateBankcorp, Inc., Integrys Energy Group, Inc., Molex, Inc.,
Bucyrus International, CDW Corporation, Coldwater Creek, Inc., McWhorter
Technologies, Inc., and Health Care Service Corporation, a mutual reserve company. She earned a Bachelor of Arts from Yale University and a Master of Business Administration from Harvard Business School. We believe Ms. Collins is qualified to serve on our Board due to her extensive finance industry experience and experience as a director on the boards of other for-profit companies.

JOHN W. ROGERS, JR.
John W. Rogers, Jr., has served on our Board since 2014, has been our Lead Director since July 2025, and is a member of both the Compensation and Governance Committee and the Executive Committee. He is the Founder, Chairman, Co-CEO (since 2019; from
1983-2019 he served as Chief Executive Officer), and Chief Investment Officer of Ariel
Investments. Mr. Rogers is a member of the mutual fund board of Ariel Investments Trust, serves as vice chair of the board of trustees of the University of Chicago, and as a member of the boards of directors of NIKE, Inc. and The New York Times Company.
From 2000 to 2019, he served on the board of directors of Exelon Corp. and from 2003 to
2023 he served on the board of directors of McDonalds Corporation. Following the election of President Barack Obama, Mr. Rogers served as co-chair for the Presidential
Inaugural Committee 2009, and in 2016 he joined the Barack Obama Foundation’s board of directors. He earned his Bachelor of Arts from Princeton University and in 2008 was awarded Princeton University's highest honor, the Woodrow Wilson Award, presented each year to the alumnus or alumna whose career embodies a commitment to national service. We believe Mr. Rogers is qualified to serve on our Board due to his extensive finance industry experience and experience as a director on the boards of other for-profit companies.

Class I Directors: Continuing in Office Until 2028
TIMOTHY W. TURNER
Timothy W. Turner became our Chief Executive Officer on October 1, 2024. Prior to that, he served as our President from March 2021 until October 1, 2024 and as the Chairman and CEO of RT Specialty from RT’s founding in 2010 until October 1, 2024. Mr. Turner has been a member of our Board of Directors since 2012 and is a member of the
Executive Committee. Prior to co-founding RT Specialty, Mr. Turner was with CRC
Insurance Services, Inc. (“CRC”) for 10 years and was President of CRC at the time of his departure. Prior to CRC, Mr. Turner worked for the Crump Group and was named
President of its Chicago Office. Mr. Turner began his insurance career as a casualty broker with A.J. Renner & Associates in 1987. He has received a number of awards, and in 2020, one of the insurance industry’s most respected media outlets, the Insurance
Insider, named Mr. Turner the Distribution Leader of the Year, honoring him as the year's most influential and outstanding individual in insurance distribution. In 2019, Mr. Turner received the prestigious Insurance Industry "Good Scout" Award from the Boy Scouts of America, Greater New York
Councils. Additionally, Mr. Turner received the 2021 Spirit of Life Award from the City of Hope, National Insurance Industry
Counsel. Before joining the insurance industry, Mr. Turner graduated from the Detroit Police Academy, served on the Wayne
County SWAT Team, and was an undercover narcotics officer with the Narcotics Cocaine Task Force with the Michigan State
Police. Mr. Turner earned a Bachelor of Science in Criminal Justice from Madonna University. We believe that Mr. Turner’s extensive and industry-leading experience in the area of insurance and his insight into our business as our President and the Chairman and CEO of RT Specialty qualifies him to serve on our Board.

2026 Proxy Statement 20

HENRY S. BIENEN, PH.D
Henry S. Bienen has served on our Board since 2012, is the Chairperson of the
Compensation and Governance Committee, and is a member of the Audit Committee. Dr.
Bienen served as Northwestern University’s president from 1995 through 2009 and currently serves as president emeritus and interim president of Northwestern University.
He was the James S. McDonnell Distinguished University Professor and Dean of the
Woodrow Wilson School of Public and International Affairs at Princeton University prior to his appointment at Northwestern. Dr. Bienen is Emeritus Trustee of the Chicago Council
on Global Affairs. Additionally, Dr. Bienen is on the boards of directors of Hedge Fund
Guided Portfolio Solutions and Grosvenor Multi Strategy Funds, chairs the Advisory
Committee of The Vistria Group’s Education Investments, and is a lifetime member of the board of MetroSquash, an urban squash and education program in Chicago.
Furthermore, Dr. Bienen is a member of the board of the Lucas Museum of Narrative Art, was the chairman of the board of the Crown Center on Middle East Studies at Brandeis University, and was both a member and a past chairman of the board, and was both a member and a past chairman of the board of directors for Rasmussen
University. Dr. Bienen is also a consultant for Academic Partnerships, an online project manager for regional public universities. Dr. Bienen served on the board of the Council on Foreign Relations from 2001 to 2011 and Bear Stearns
Companies, Inc. from 2004 to 2008. He earned a Bachelor of Arts from Cornell University with honors, as well as a Master of
Political Science and a PhD in Political Science from the University of Chicago. We believe Dr. Bienen is qualified to serve on our Board due to his extensive experience as a director on the boards of other for-profit companies.

MICHAEL D. O’HALLERAN
Michael D. O’Halleran has served on our Board since 2018. Mr. O’Halleran has been
Executive Chairman of Geneva Re Ltd. since 2019 and previously served as a senior advisor at Ryan Specialty. Mr. O’Halleran was the founder, and for twenty-four years served as Executive Chairman, of Aon Re, a reinsurance brokerage and capital advisory firm. Additionally, Mr. O’Halleran was previously President and COO of Aon Corporation from 1999 to 2005. He also served on the following boards of directors: NuVasive, Inc.,
CareFusion, Inc., Cardinal Health, Inc., and Allegiance Corp. Mr. O’Halleran earned his
Bachelor of Science from the University of Wisconsin - Whitewater. We believe Mr.
O’Halleran is qualified to serve on our Board due to his extensive insurance industry experience.

PATRICK G. RYAN, JR.
Patrick G. Ryan, Jr., has served on our Board since January 2024 and is a technology entrepreneur and investor. He is the Founder and CEO of Incisent Labs Group, a holding company and incubator for creating new technology companies. Mr. Ryan also founded two high growth software as a service (SaaS) companies, each of which was ranked by
Inc. Magazine as one of the four fastest growing software companies in the United States and cofounded venture capital firm Chicago Ventures. Mr. Ryan served on the board of directors of Penske Corporation, a $50 billion diversified transportation services company, for 25 years. He is a Trustee of Northwestern University and serves on its executive committee. He earned a Bachelor of Arts from Georgetown University and a
Master of Business Administration from Northwestern University’s Kellogg School, as well as a Juris Doctorate cum laude from Northwestern School of Law. We believe Mr. Ryan is qualified to serve on our Board due to his experience as a founder of two successful technology companies and his financial experience as a CEO.

2026 Proxy Statement 21

Vote Required
Each of the five nominees who receive more “FOR” votes than “AGAINST” votes at the virtual Annual Meeting by stockholders entitled to vote thereon will be elected as a director to hold office until the 2027 annual meeting of stockholders and until their successors are elected and qualified, unless they resign, or their seats become vacant due to removal or death. Abstentions and broker non-votes will not affect the election of directors.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy Card or, if no direction is given, then FOR the election of each of the nominees named in this Proxy Statement.

The Board recommends a vote “FOR” each of the five director nominees identified above.

2026 Proxy Statement 22

DIRECTOR COMPENSATION
The following table presents the total compensation for each person who served as a non-employee director on our Board during 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity or non-equity awards, or pay any other compensation to any of the non-employee directors on the Board. Patrick
G. Ryan and Timothy W. Turner, each of whom are employed by the Company, did not receive any additional compensation for their service on the Board. Robert M. Le Blanc, who retired from the Board effective February 11, 2026, agreed to forgo any cash or equity compensation for his service on the Board. Michael D. O’Halleran is eligible to receive the annual equity grant in accordance with the Company’s Non-Employee Director Compensation Policy, discussed below, but does not receive any additional cash payments for his service to the Board in light of his role as Executive Chairman of Geneva Re.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Henry S. Bienen (2)	131,481	162,500	293,981
David P. Bolger	155,000	162,500	317,500
Michael G. Bungert (3)	36,196	—	36,196
Michelle L. Collins	120,000	162,500	282,500
Francesca Cornelli	120,000	162,500	282,500
Nicholas D. Cortezi	120,000	162,500	282,500
D. Cameron Findlay (4)	95,380	162,500	257,880
Anthony J. Kuczinski	120,000	162,500	282,500
Robert M. Le Blanc	—	—	—
Michael D. O’Halleran	—	162,500	162,500
John W. Rogers, Jr. (5)	136,073	162,500	298,573
Patrick G. Ryan, Jr.	120,000	162,500	282,500
(1)On May 30, 2025, each of the non-employee directors, other than Mr. Bungert who was not elected to the Board until September
2025, received a grant of 2,323 Restricted Stock Units (“RSUs”), rounded down to the nearest whole share, with a grant date fair value of approximately $162,500, as compensation for their full year of service to the Company ending at the 2025 annual meeting of stockholders. RSUs were fully vested as of the grant date and each RSU represents a right to receive one fully vested share of
Class A common stock within 30 days of grant (or, if elected by the director, upon the earlier of the director’s “separation from service” or a “change in control,” each as defined in the applicable award agreement).
(2)Henry S. Bienen was appointed as chair of the Compensation and Governance Committee on July 16, 2025, and received a prorated fee for his services as chair of the Compensation and Governance Committee for the third quarter of 2025.
(3)Michael G. Bungert began his services to the Board on September 12, 2025, and received a prorated fee for his services to the
Board for the third quarter of 2025.
(4)D. Cameron Findlay passed away on July 11, 2025, and received a prorated fee for his services to the Board as both a director and the Lead Director for the third quarter of 2025.
(5)John W. Rogers, Jr., was appointed Lead Director on July 16, 2025, and received a prorated fee for his services as Lead Director for the third quarter of 2025.
In October 2024, after a detailed review of director compensation provided by our peers, the Board amended the Non-
Employee Director Compensation Policy to provide its non-employee members the following compensation to be effective
January 1, 2025: (i) an annual cash retainer of $120,000, (ii) an annual grant of equity with a grant date fair value of
$200,000, (iii) an annual fee for the Chair of the Audit Committee of $35,000, (iv) an annual fee for the Chair of the
Compensation and Governance Committee of $25,000, and (v) an annual fee for the Lead Director of the Board of $35,000.
Other than the chairperson of the respective Board committees, no participating committee members receive additional compensation for their participation on such committees.
Mr. O’Halleran will continue to forgo any cash compensation as a director and Mr. Le Blanc agreed to forgo any cash or equity compensation for his service as a director. The annual cash retainer, as well as the Lead Director fee and committee chairperson fee, are all paid quarterly.
Our Non-Employee Director Compensation Policy provides that each of our non-employee directors will receive an annual grant of equity. With the exception of Mr. Le Blanc, who elected not to receive any compensation for his service on the
Board, we make an annual equity grant to our non-employee directors each year on the date of the Company’s annual meeting of stockholders. The grants are compensation for a year of service comprising the third and fourth quarters of the prior year and the first and second quarters of the current year. Should any director not serve for the full year covered by the

2026 Proxy Statement 23

grant (from annual meeting to annual meeting), the grant will be prorated. Each director that served for the entire year through the 2025 annual meeting of stockholders received a grant of equity on May 30, 2025 in the form of RSUs with a grant date fair value equal to approximately $162,500, rounded down to the nearest whole share (which reflects two quarters prorated at $125,000 and two quarters prorated at $200,000). The RSUs were fully vested as of the grant date and each represents a right to receive one fully vested share of Class A common stock within 30 days of the grant date (or, at the election of the director, upon the earlier of the director’s “separation from service” or a “change in control,” each as defined in the applicable award agreement).
In October 2025, after a detailed review of director compensation provided by our peers, the Board did not make any changes to the Non-Employee Director Compensation Policy.
Stock Ownership Guidelines
The Company has stock ownership guidelines which apply to the Company’s non-employee directors. Pursuant to the guidelines, the Company’s non-employee directors are expected to accumulate Company common stock or equivalents with a value equivalent to five times their annual cash retainer, within five years of the adoption of the requirement or within five years of a director joining the Board. If a non-employee director does not hold sufficient shares of the Company’s common stock or equivalents to meet the guideline requirements, they will then be required to hold 100% of their current Company common stock or equivalents plus any future grants until they have met the requirement. Compliance with the stock ownership requirements is measured annually and calculated on the last trading day of each calendar year, based on the closing price of the Company’s stock on such trading day.
The guidelines were adopted on April 21, 2021, such that each non-employee director serving at that time has until April 21,
2026 to meet the guidelines. The table below sets forth the date by which each of our current non-employee directors is required to meet the guidelines.

Director Name	Date Compliance is Required

Henry S. Bienen	April 21, 2026
David P. Bolger	April 21, 2026
Michael G. Bungert	September 12, 2030
Michelle L. Collins	July 21, 2026
Francesca Cornelli	July 31, 2028
Nicholas D. Cortezi	June 1, 2028
Anthony J. Kuczinski	October 30, 2028
Michael D. O’Halleran	April 21, 2026
John W. Rogers, Jr.	April 21, 2026
Patrick G. Ryan, Jr.	January 1, 2029
Each non-employee director has achieved holdings in excess of the applicable requirement as of December 31, 2025, or is within the five-year compliance period.

2026 Proxy Statement 24

EXECUTIVE OFFICERS
Below is a list of the names, ages as of the Record Date, positions, and brief accounts of the business experience of our current Executive Officers.

Name	Age	Position

Patrick G. Ryan	88	Executive Chairman of the Board of Directors
Timothy W. Turner	65	Chief Executive Officer and Director
Brendan M. Mulshine	60	Co-President and Chief Revenue Officer
Stephen P. Keogh	59	Co-President and Chief Operating Officer
Michael L. Conklin	57	Executive Vice President and Chief Human Resources Officer
Janice M. Hamilton	44	Chief Financial Officer
Mark S. Katz	57	Executive Vice President, General Counsel, and Corporate Secretary
Benjamin M. Wuller	50	CEO Ryan Specialty Underwriting Managers
Patrick G. Ryan — See biography under “Proposal No. 1 Election of Directors — Class III Directors: Continuing in Office
Until 2027.”
Timothy W. Turner — See biography under “Proposal No. 1 Election of Directors – Class I Directors: Continuing in Office
Until 2028.”
Brendan M. Mulshine has served as our Co-President and Chief Revenue Officer since October 2025. Mr. Mulshine served as our Executive Vice President and Chief Revenue Officer from 2020 through October 2025 and previously served as our
Executive Vice President and Managing Director from 2012 through 2020. From 1995 to 2012, Mr. Mulshine held various leadership positions at Aon Re, working with domestic and global insurance company clients on their reinsurance capital needs. Mr. Mulshine began his career practicing law in New York City. He earned a Bachelor of Arts from Yale College, a
Juris Doctor from the University of Notre Dame School of Law, and a Master of Business Administration from Northwestern
University’s Kellogg School of Management.
Stephen P. Keogh has served as our Co-President and Chief Operating Officer since October 2025. Prior to that, from May
2025, Mr. Keogh served as the Company’s Chief Operating Officer. Previously, Mr. Keogh was the Senior Advisor to the
Office of President, Aon plc, a position he held from October 2021 until his retirement in September 2022. Prior to that, commencing June 2019, Mr. Keogh was President of Aon plc’s Commercial Risk Solutions, the global risk management business of Aon. Mr. Keogh has more than thirty-two years of experience at Aon, where he held positions in operations, finance and accounting, technology, human resources, and executive management. Mr. Keogh earned a Bachelor of Arts degree from the University of Illinois.
Michael L. Conklin has served as our Executive Vice President and Chief Human Resource Officer since August 2023.
From July 2020 through August 2023, Mr. Conklin served as the Executive Vice President and Chief Human Resource
Officer for WSFS Financial Corporation. From 2013 to 2020, Mr. Conklin served in numerous HR Leadership roles at US
Bank, supporting strategy and corporate affairs, communications, marketing, HR, consumer and business banking, legal, and global payments. In Mr. Conklin’s last assignment at US Bank, he served as Senior Vice President for Global Human
Resources, Global Payment Services and Strategy & Corporate Affairs. Mr. Conklin has served on several nonprofit boards, including most recently the Community Education Building Board of Directors, chairing the Human Resources and
Leadership Committee, as well as serving as a board advisor to Drexel University’s Solutions Institute. Mr. Conklin served in the Marine Corps Reserve and is a veteran of the Gulf War. He holds a Masters of Business Administration from Regis
University with a concentration on general management and a Bachelor of Science in Political Science and Psychology from
Augsburg University.
Janice M. Hamilton has served as our Chief Financial Officer since October 2024. From March 2021 to October 2024, she served as Ryan Specialty’s Chief Accounting Officer. Prior to that, Ms. Hamilton served as our Controller from May 2018 to
March 2021. Prior to joining Ryan Specialty, Ms. Hamilton was based in London serving as the CFO for AmTrust
International, the non-US and Lloyds operations of AmTrust Financial Services Inc. Prior to her role with AmTrust, Ms.
Hamilton held positions as CFO of ANV Holdings BV, which was acquired by Am Trust, and prior to that was the Controller and then Finance Director for Jubilee Group Holdings, a prior subsidiary of Ryan Specialty. Ms. Hamilton began her career with EY in Chicago, Illinois providing audit services to insurance sector companies such as Aon Corporation. Ms. Hamilton received her Bachelor of Science in Finance from Miami University in Ohio and a Master of Science in Accounting at the
University of Virginia. She is a licensed CPA in the State of Illinois.
Mark S. Katz has served as our Executive Vice President, General Counsel, and Corporate Secretary since March 2020, after first joining Ryan Specialty in 2019 as Counsel for Insurance Services. Prior to joining Ryan Specialty, Mr. Katz practiced law with boutique Manhattan-based insurance litigation firm Mound Cotton Wollan & Greengrass LLP from 1993

2026 Proxy Statement 25

through 2018, litigating complex insurance coverage disputes throughout the United States. He was a partner with the firm from 2002 through 2018 and served as the firm’s Administrative Partner and on its hiring and compensation committees for numerous years. Mr. Katz earned his Bachelor of Arts from Syracuse University, Maxwell School of Citizenship and Public
Affairs and his Juris Doctor from Hofstra University School of Law, where he was an editor of the Hofstra Law Review.
Benjamin M. Wuller has served as the CEO of Ryan Specialty Underwriting Managers (“RSUM”) since October 2021 and concurrently served as RSUM’s President from March 2021 to February 2025. Prior to that, he served as Executive Vice
President of RSUM from October 2020 to March 2021 and its Chief Operating Officer from June 2015 to October 2020. Mr.
Wuller joined Ryan Specialty in 2010, originally as Treasurer, leading capital activity and executing Ryan Specialty’s M&A strategy across the specialty industry. Prior to joining Ryan Specialty, Mr. Wuller severed in various positions for Aon
Corporation over a ten-year period in corporate finance, financial risk management, and derivatives trading culminating as
Assistant Treasurer – Investments & Corporate Development. Mr. Wuller received his Bachelor of Architecture at the
University of Kansas and his Master of Business Administration at the University of Chicago, Graduate School of Business.
Family Relationships
There are no family relationships between any of our directors or executive officers, except as described below:
•Brendan M. Mulshine’s spouse is the niece of Patrick G. Ryan and a cousin of Patrick G. Ryan, Jr.
•Patrick G. Ryan, Jr., a director, is the son of Patrick G. Ryan.

2026 Proxy Statement 26

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
The Audit Committee of our Board has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026, and is seeking ratification of this selection by our stockholders at the Annual
Meeting. Deloitte & Touche LLP has audited our financial statements since the year ended December 31, 2011. Services provided to the Company and its subsidiaries by Deloitte & Touche LLP for the years ended December 31, 2025 and 2024 are described below and under “Audit Committee Report.” Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, and we expect that they will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte &
Touche LLP as our independent registered public accounting firm. The Audit Committee, however, is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in the best interests of the Company and our stockholders.
Audit and Non-Audit Fees and Services
The following table provides information regarding the fees incurred to Deloitte & Touche LLP during the years ended
December 31, 2025 and 2024. All fees described below were pre-approved by the Audit Committee.

	Year Ended December 31,
	2025	2024

Audit Fees(1)	$2,318,847	$2,292,640
Audit Related Fees(2)	12,500	12,000
Tax Fees(3)	—	—
All Other Fees(4)	4,890	4,890
Total Fees	$2,336,237	$2,309,530
(1)Audit Fees paid to Deloitte & Touche LLP for 2025 and 2024 were for professional services associated with the annual audit of our consolidated financial statements, the reviews of our quarterly consolidated financial statements, and the issuance of consents and comfort letters in connection with registration statement filings with the SEC or for debt issuances.
(2)Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” Fees include review of a subsidiary’s financial statements for regulatory reporting purposes.
(3)Tax Fees consist of fees for tax compliance, tax advice, and tax planning. No such services were provided by Deloitte & Touche LLP in either period.
(4)All Other Fees include any fees billed that are not audit, audit-related, or tax fees, which for 2025 and 2024 were for accounting research subscription fees.
Audit Committee Pre-Approval Policies and Procedures
Before Deloitte & Touche LLP is engaged by the Company to render audit or non-audit services, our Audit Committee must review the terms of the proposed engagement and pre-approve the engagement. It is also the policy of the Audit Committee to pre-approve fees for all audit and permitted non-audit and tax services to be provided by the independent registered accountant, to review pre-approved fees quarterly, and establish other necessary procedures. Audit Committee pre-approval of non-audit services (other than review and attest services) are not required if those services fall within available exceptions established by the SEC. The Audit Committee may delegate authority to one or more of the members of the Audit
Committee to provide these pre-approvals for audit or non-audit services, provided that the person or persons to whom authority is delegated must report the pre-approvals to the full Audit Committee at its next scheduled meeting.
The Audit Committee pre-approved all audit, audit-related, tax, and other services provided by Deloitte & Touche LLP for the years 2025 and 2024.

2026 Proxy Statement 27

Vote Required
The affirmative vote of the majority of the voting power of the capital stock present or represented by proxy at the virtual
Annual Meeting and entitled to vote thereon is required for ratification. Votes to “Abstain” are treated as cast “Against”
Proposal 2.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy Card or, if no direction is given, then FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

The Audit Committee and the Board recommend a vote “FOR” the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

2026 Proxy Statement 28

AUDIT COMMITTEE REPORT
The Audit Committee is composed of five independent directors (as defined by the NYSE listing standards). Our Audit
Committee operates under a written charter, which is posted on our website at ir.ryanspecialty.com. As provided in the charter, the Audit Committee’s oversight responsibilities include monitoring the integrity of our financial statements (including reviewing financial information, the systems of internal controls, the audit process, and the independence and performance of our internal audit function and independent registered public accounting firm) and our compliance with legal and regulatory requirements. However, management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:
•reviewed and discussed the audited financial statements for the year ended December 31, 2025, with our management;
•discussed with our independent auditors, Deloitte & Touche LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.
Respectfully submitted by:
David P. Bolger (Chair)
Henry S. Bienen
Michelle L. Collins
Francesca Cornelli
Anthony J. Kuczinski

2026 Proxy Statement 29

PROPOSAL NO. 3: ADVISORY (NON-BINDING) VOTE ON
NAMED EXECUTIVE OFFICER COMPENSATION
Recognizing that executive compensation is an important matter for our stockholders, and in accordance with SEC rules, we are asking our stockholders to approve an advisory resolution on the compensation of our named executive officers
(“NEOs”) as disclosed in this Proxy Statement. At our 2022 annual meeting, a majority of stockholders voted, consistent with the recommendation of the Board, to hold a stockholder vote annually on an advisory resolution to approve the compensation of our NEOs. The annual vote will continue until the next required vote on the frequency of stockholder votes on the compensation of our NEOs as required pursuant to Section 14(A) of the Exchange Act and the rules and regulations promulgated thereunder, which we expect will take place at our 2028 annual meeting of stockholders.
This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our executive compensation philosophy, policies, and practices as described in this Proxy Statement. Although the voting results are not binding, the Board and the Compensation and
Governance Committee will take into account the results of the vote when considering future executive compensation arrangements.
We encourage our stockholders to read the Compensation Discussion and Analysis, which immediately follows this proposal. The Compensation Discussion and Analysis describes in more detail our executive compensation program and related policies and practices and explains the decisions the Compensation and Governance Committee has made under this program and the factors considered in making those decisions. We also encourage our stockholders to review the 2025
Summary Compensation Table elsewhere in this Proxy Statement and other related compensation tables and narratives, which provide detailed information on the compensation of our NEOs.
Therefore, in accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the
Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and the tabular disclosure regarding each named executive officer’s compensation (together with the accompanying narrative disclosure) in this Proxy Statement, as disclosed pursuant to Item 402 of Regulation S-K, for the 2026 Annual
Meeting of Stockholders.
Vote Required
The affirmative vote of the majority of the voting power of capital stock present or represented by proxy at the virtual Annual
Meeting and entitled to vote thereon is required for approval of the advisory (non-binding) resolution. Votes to “Abstain” are treated as cast “Against” this proposal and broker non-votes will have no effect on the vote for this proposal.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy Card or, if no direction is given, then FOR the advisory (non-binding) resolution to approve the compensation of the Company’s
NEOs as described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

The Board recommends a vote “FOR” the advisory (non-binding) resolution to approve the compensation of the Company’s NEOs, described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

2026 Proxy Statement 30

EXECUTIVE COMPENSATION:
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) describes our compensation philosophy and provides an overview analysis of (i) our 2025 compensation programs and policies for our NEOs; (ii) the material compensation decisions made by the Compensation and Governance Committee of our Board under those programs and policies as reflected in the executive compensation tables that appear following this CD&A; and (iii) the material factors that the Compensation and Governance
Committee considered and the process it utilized in making those decisions.
Our Named Executive Officers
Our 2025 Named Executive Officers (“NEOs”), as defined under applicable SEC rules, are:
•Patrick G. Ryan (Executive Chairman of the Board)
•Timothy W. Turner (Chief Executive Officer)
•Janice M. Hamilton (Chief Financial Officer)
•Stephen P. Keogh (Co-President and Chief Operating Officer)
•Benjamin M. Wuller (CEO, Ryan Specialty Underwriting Managers)
•Jeremiah R. Bickham (former President)
Summary of Our Executive Compensation Practices
We developed and maintain a comprehensive compensation and governance framework that we believe is aligned with market practices and standards.
What We Do:

✓	Annual “say-on-pay” vote (as recommended by the Board and management).

✓	Independent compensation consultant selected, engaged, and overseen by the Compensation and Governance Committee.

✓	A substantial majority of total compensation for executives tied to performance.

✓	Clawback policy in place in case of an accounting restatement.

✓	Compensation and Governance Committee oversight of risks associated with compensation policies and practices.

✓	Long-term incentive program with long-term vesting schedules.

✓	Stock ownership guidelines to align interests of executives with our stockholders.

✓	Majority of executive compensation delivered in the form of long-term incentives.

✓	Compensation and Governance Committee consists only of independent Board members.
What We Don’t Do:

x	No backdating of share options and no option repricing without stockholder approval.

x	No excise tax gross-ups.

x	No guaranteed annual incentive payouts without regard to performance.

x	No pledging (absent Board approval) or hedging of Company stock by directors, executive officers, or employees.

2026 Proxy Statement 31

Compensation Philosophy
Our compensation philosophy is focused on the following objectives:

Objective	How we accomplish this objective

Alignment with Stockholders
•Annual short-term cash incentive program tied to key business objectives, which objectives lead to long-term stockholder value creation
•Long-term incentives vest over multiple years and reward sustained stockholder value creation
•IPO awards are subject to lock-up provisions

Attract and Retain	•Competitive compensation for executives is based upon job responsibilities, experience, individual performance, and comparisons to the market

Pay for Performance
•Majority of executive compensation is delivered in the form of variable, at-risk compensation
•Annual incentive plan payouts are determined based on financial performance
•The Compensation and Governance Committee establishes rigorous targets for the annual incentive plan
•Long-term incentives are delivered in the form of performance-based awards, stock options or restricted equity grants, which reward participants for increasing the stock price and directly align executives to the stockholder experience

Sound Risk Management
•Conduct an annual risk assessment of our executive compensation programs
•Compensation and Governance Committee is made up of independent directors and retains an independent compensation consultant
•Incorporate a variety of corporate governance and compensation best practices

Our Executive Compensation Program in Detail
Our Pay Philosophy
Base Salary
We strive to be the employer of choice for the top-talent in our industry and our goal is to always hire top-tier talent throughout our Company, including our executive officers. As a result, our Compensation and Governance Committee sets base salary for executives above the median of the compensation landscape. In line with the Compensation and
Governance Committee’s compensation philosophy, exceptional performance by executive officers is generally rewarded through short-term incentive (“STI”) and/or long-term incentive (“LTI”) awards and not through base salaries. Adjustments to base salaries are made by the Compensation and Governance Committee to reflect changes in responsibilities or when competitive market or internal conditions warrant.
The following table sets forth the base salary for each of our NEOs for 2025 as approved by the Compensation and
Governance Committee.

Named Executive Officer	2025 Base Salary

Patrick G. Ryan	$1,200,000
Timothy W. Turner	1,500,000
Janice M. Hamilton	600,000
Stephen P Keogh	600,000
Benjamin M. Wuller	850,000
Jeremiah R. Bickham	850,000

2026 Proxy Statement 32

The Compensation and Governance Committee reviewed each NEO’s base salary in January 2026. They considered the new positions and responsibilities of certain of our NEOs and compared their current compensation with our peer group.
Based on our philosophy of targeting base salary at or above the 75th percentile when compared to the members of our peer group, the Compensation and Governance Committee approved the following compensation changes to be effective in
March 2026: Ms. Hamilton - $750,000 and Mr. Keogh - $725,000. The base salaries for Messrs. Ryan, Turner, and Wuller were not increased (or otherwise adjusted) from 2025 to 2026.
Short-Term Incentive Compensation
STI awards are an integral component of our NEOs’ total compensation and are based on our financial results and individual performance. They are intended to deliver exceptional pay for exceptional performance and provide a well-timed link between recent performance and individual compensation.
Each NEO is eligible to receive an annual STI award expressed as a percentage of their base salary. STI targets for the
Company’s executive officers were established by the Compensation and Governance Committee in early 2025 following a thorough evaluation of our executive officers’ total compensation and market practices.

Named Executive Officer	2025 Bonus Target %

Patrick G. Ryan	200%
Timothy W. Turner	200%
Janice M. Hamilton	200%
Stephen P. Keogh	150%
Benjamin M. Wuller	200%
Jeremiah R. Bickham	200%
The 2025 Executive Incentive Corporate Plan
In early 2025, the Compensation and Governance Committee determined that the actual amount of the 2025 bonuses payable to those NEOs on our Executive Incentive Corporate Plan, which include all of our NEOs other than Mr. Wuller, would be determined based on the following criteria, which include both Company-based performance metrics and individual, merit-based achievement:

Metric	Percent of Bonus

Organic Revenue Growth Rate	35%
Adjusted EBITDAC Margin	35%
Individual Merit-Based Achievement	30%
For the Organic Revenue Growth Rate metric, payment was based on the following scale:

Organic Revenue Growth Rate	Target Payout %

<10%	0%
13 - 15%	100%
>18%	150%
Target payout percentage for Organic Revenue Growth Rate between the benchmarks set forth above was determined based on a graduated basis.
Organic Revenue Growth Rate is calculated as the percentage change in Net commissions and fees, as compared to the same period for the prior year, adjusted to eliminate revenue attributable to acquisitions for the first twelve months of ownership, revenue attributable to sold businesses for the subsequent twelve months after a sale, and other items such as contingent commissions and the impact of changes in foreign exchange rates. Please see “Management’s Discussion and
Analysis of Financial Condition and Results of Operations - Non-GAAP Financial Measures and Key Performance Indicators

2026 Proxy Statement 33

- Organic Revenue Growth Rate” in our Annual Report on Form 10-K for the year ended December 31, 2025, for additional information about our method of calculation for Organic Revenue Growth Rate.
For the Adjusted EBITDAC Margin metric, payment was based on the following scale:

Adjusted EBITDAC Margin	Target Payout %

<33.25%	0%
33.50 - 33.70%	100%
>34.20%	150%
Target payout percentage for Adjusted EBITDAC Margin between the benchmarks set forth above was determined based on a graduated basis. Adjusted EBITDAC Margin is calculated by taking our Adjusted EBITDAC as a percentage of our Total revenue. Adjusted EBITDAC, for the purposes of Short-Term Incentive Compensation, is calculated by taking our Net income before Interest expense, net, Income tax expense, Depreciation, Amortization, and Change in contingent consideration, adjusted to reflect items such as (i) equity-based compensation, (ii) acquisition and restructuring related expenses, (iii) exclusion of the results of unplanned M&A completed in 2025 as the targets were set prior to the M&A being completed, (iv) exclusion of the impact of any higher (or lower) than target discretionary incentive accruals, and (v) other exceptional or non-recurring items, as applicable. Please see “Management’s Discussion and Analysis of Financial
Condition and Results of Operations - Non-GAAP Financial Measures and Key Performance Indicators - Adjusted EBITDAC
Margin” in our Annual Report on Form 10-K for the year ended December 31, 2025, for additional information about our method of calculation for Adjusted EBITDAC Margin.
Individual Merit-Based achievement is linked to an individual’s contribution towards (i) culture, (ii) results, (iii) client centricity,
(iv) teamwork, and (v) inclusion.
The 2025 Executive Incentive Business Unit Plan
In early 2025, the Compensation and Governance Committee determined that the actual amount of the 2025 bonus payable to Mr. Wuller pursuant to the Executive Incentive Business Unit Plan would be determined based on the following criteria, which include both Company based performance metrics, business unit based performance metrics, and individual merit-
based achievement:

Metric	Percent of Bonus

Organic Revenue Growth Rate	15%
Adjusted EBITDAC Margin	15%
Business Unit Organic Revenue Growth Rate	20%
Business Unit Adjusted Expense Margin	20%
Individual Merit-Based Achievement	30%
The Organic Revenue Growth Rate and the Adjusted EBITDAC Margin metrics and applicable targets are the same as described above for the Executive Incentive Corporate Plan.
For the Business Unit Organic Revenue Growth Rate metric, payment was based on the following scale:

Business Unit Revenue Growth Rate	Target Payout %

<5%	0%
10 - 12%	100%
>16%	150%
Target payout percentage for Business Unit Organic Revenue Growth Rate between the benchmarks set forth above was determined based on a graduated basis. Business Unit Organic Revenue Growth Rate is an organic revenue growth

2026 Proxy Statement 34

calculation undertaken on the same basis as Consolidated Organic Revenue Growth Rate but limited to the Net commission and fees generated by a select number of operating MGUs and Programs.
For the Business Unit Adjusted Expense Margin metric, payment was based on the following scale:

Business Unit Adjusted Expense Margin	Target Payout %

>51.89%	0%
50.07 - 50.57%	100%
<49.07%	150%
Target payout percentage for Business Unit Adjusted Expense Margin between the benchmarks set forth above was determined based on a graduated basis. Business Unit Adjusted Expense Margin is the operating expense of a select number of operating MGUs and Programs divided by the revenue generated by those MGUs and Programs adjusted for the same items outlined in the Adjusted EBITDAC Margin definition, as well as the exclusion of revenue and expense from investments and acquisitions, allocated expense, and foreign exchange expense.
Individual Merit-Based Achievement is linked to an individual’s contribution towards (i) culture, (ii) results, (iii) client centricity,
(iv) teamwork, and (v) inclusion.
2025 Bonus Determination
Organic Revenue Growth Rate for 2025 was 10.1%, resulting in an STI award of 3.3% of target for both plans. Adjusted
EBITDAC Margin, based on compensation amounts accrued throughout the year at target, was 30.97%, resulting in an STI award of 0% of target for both plans. The Business Unit Organic Revenue Growth Rate for 2025 was 9.30%, resulting in an
STI award of 86.0% of target. The Business Unit Adjusted Expense Margin was 54.80%, resulting in an STI award of 0% of target.
The Compensation and Governance Committee, in reviewing the Merit-Based Achievement component of each NEO’s STI award, relied on input from Messrs. Ryan and Turner for each NEO other than Messrs. Ryan and Turner. For each of the
NEOs other than Messrs. Ryan and Turner, the Compensation and Governance Committee determined that based on each
NEO’s contribution to the Company’s achievement, the Individual Merit-Based Achievement component of each such NEO’s
STI award for 2025 would be 100% of target, with the primary contributing factor of such determination being the individual contributions that each NEO provided to the Company’s successes in 2025. As a result, the total STI award for each of our
NEOs on our Executive Incentive Corporate Plan for 2025 was approximately 31.2% of target and the total STI award for Mr.
Wuller, who is on the Executive Incentive Business Unit Plan, was approximately 47.7% of target.
The Compensation and Governance Committee, after due consideration and input from Messrs. Ryan and Turner that their bonuses would be better used to provide additional funds to increase bonuses for the Company’s bonus-eligible non-
executive employees who delivered exceptional performance, accepted Messrs. Ryan’s and Turner’s voluntary proposal to forgo 2025 STI and, exercising its negative discretion, awarded each of Messrs. Ryan and Turner 0% of target.
The following table sets forth the STI award payments earned by each of our NEOs in 2025.

Named Executive Officer	2025 Bonus Payment

Patrick G. Ryan	$—
Timothy W. Turner	—
Janice M. Hamilton	374,000
Stephen P. Keogh(1)	187,000
Benjamin M. Wuller	810,900
Jeremiah R. Bickham(2)	407,899
(1)  Stephen P. Keogh began his employment on May 1, 2025, and his bonus amount has been prorated for the year based on the number of days employed.
(2)Jeremiah R. Bickham separated from the Company on October 8, 2025, and his bonus amount has been prorated for the year based on the number of days employed.

2026 Proxy Statement 35

2026 STI Compensation Plans and Bonus Target Percentages
The target bonus percentages for all NEOs remain the same in 2026 as they were in 2025. For all NEOs, other than Mr.
Wuller, STI compensation for 2026 will be determined based on the Company achieving predetermined metrics for Organic
Revenue Growth Rate and Adjusted EBITDAC Margin, as well as the Individual Merit-Based Achievement component as determined by the Compensation and Governance Committee. Mr. Wuller’s STI compensation for 2026 will be determined based on the Company achieving predetermined metrics for Organic Revenue Growth Rate, Adjusted EBITDAC Margin,
Business Unit Organic Revenue Growth Rate, and Business Unit Adjusted Expense Margin, as well as the Individual Merit-
Based Achievement component as determined by the Compensation and Governance Committee.
Long-Term Incentive Compensation
All equity holdings in Ryan Specialty, LLC were converted to equity in a new holding company, New Ryan Specialty, LLC
(“New LLC”), that was formed as a Delaware limited liability company on April 20, 2021, for the purpose of becoming an intermediate holding company between Ryan Specialty Holdings, Inc., and Ryan Specialty, LLC. On September 30, 2021,
the equity interest holders of Ryan Specialty, LLC exchanged equity interests in Ryan Specialty, LLC for LLC Common Units
(as defined below) in New LLC. All new incentive equity relating to LLC Common Units granted after September 30, 2021, will be issued in New LLC. As Ryan Specialty, LLC is substantively the same as New LLC, as previously noted, for the purpose of this document we will refer to both New LLC and Ryan Specialty, LLC as the “LLC”.
Our publicly traded stock differentiates Ryan Specialty from most of our competition by providing us with a unique currency to attract and retain talent. We believe that our executive officers, including our NEOs, should have a significant equity stake in the Company to incentivize performance, align their interest with one another and our stockholders, and facilitate retention. Many of our executive officers held significant equity in the Company prior to our IPO. Due to the change in our structure made in connection with the IPO, all vested and unvested incentive equity outstanding prior to the IPO was exchanged for new units at the IPO as described herein. The equity received in exchange for existing equity was on substantially the same terms and conditions (including vesting terms) as the pre-IPO equity. We further used the IPO as an opportunity to provide significant new “staking grants” to some of our executive officers in order to bring them on par with their similarly situated colleagues. The staking grants vest over five or ten year periods, depending on the nature of the grant and the particular circumstances of each recipient. As the current equity grants vest over time, we will need to consider ad hoc grants and an annual grant program for executive officers in order to maintain our objectives. The outstanding LTI awards currently held by our NEOs consist of (i) LLC Common Units (as defined below), (ii) Class C Units (as defined below), (iii) RLUs (as defined below), and (iv) PLUs and PSUs (each, as defined below).
Common Units
Prior to our IPO, some of our NEOs held awards of common units pursuant to the Limited Liability Company Agreement of
Ryan Specialty, LLC (the “Original Units”). The Original Units were profits interests that represented actual voting equity interests meant to enable certain employees to share in our financial success after our preferred unitholders received a certain level of return on their investment. The Original Units entitled unitholders to a percentage of future distributions, but only after all preferred unitholders had received cumulative cash distributions of a certain multiple return and only to the extent that distributions exceeded the return threshold associated with such Original Units.
The Original Units were subject to time-based vesting and generally vested in five equal annual installments beginning on the first anniversary of the date of grant, subject to the NEO’s continued employment with us through each vesting date.
In connection with the IPO, the Original Units were converted into non-voting common units in the LLC (“LLC Common
Units”), subject to the same vesting and forfeiture provisions as the Original Units. Vested LLC Common Units are
exchangeable into Class A common stock at the election of the holder, provided that the Company may elect (determined by a majority of the Company’s disinterested directors) to deliver cash in lieu of stock only to the extent that the Company has received cash proceeds pursuant to a secondary offering. Each holder of LLC Common Units also holds one share of Class
B common stock for each LLC Common Unit they hold.
Class C Common Incentive Units
Certain of our NEOs hold Class C Common Incentive Units in the LLC (“Class C Units”), which are profits interests that entitle the holder to a percentage of future distributions of the LLC, but only after a specified return threshold is met.
Certain of these Class C Units were granted in connection with the conversion of the Original Units into LLC Common Units
(such Class C Units, the “Reload Class C Units”) and were intended to ameliorate the recipients’ otherwise reduced percentage of future value accretion following the conversion of their “appreciation only” Original Units into a smaller number of “full value” LLC Common Units. The Reload Class C Units are subject to time-based vesting, and vest either 1/3 on each of the third, fourth, and fifth anniversaries of the IPO or 100% on the third anniversary of the IPO, in each case subject to the
NEO’s continued employment through each vesting date (other than for those exceptions provided in the award agreement).

2026 Proxy Statement 36

Other Class C Units were granted as new awards to certain NEOs in connection with the IPO (the “Staking Class C Units”)
and are intended to reward future performance. The Staking Class C Units are subject to time vesting and vest 10% on each of the third through ninth anniversaries of the IPO, with the final 30% vesting on the tenth anniversary of the IPO, in each case, subject to the NEO’s continued employment through each vesting date (other than for those exceptions provided in the award agreement). In 2023, we granted a new award to Mr. Wuller (the “2023 Class C Units”) and such award is intended to reward future performance. The 2023 Class C Units are subject to time vesting and vest 20% on April 1, 2026,
2027, 2028, 2029 and 2030 in each case, subject to continued employment through each vesting date (other than for those exceptions provided in the award agreement).
Vested Class C Units (Reload Class C Units, Staking Class C Units and 2023 Class C Units) are exchangeable into a number of shares of Class A common stock of equivalent economic value at the election of the holder, provided that the
Company may elect (as determined by a majority of the Company’s disinterested directors) to deliver cash in lieu of stock only to the extent that the Company has received cash proceeds pursuant to a secondary offering.
Restricted LLC Units
Awards of Restricted LLC Units (“RLUs”) were granted as new awards to certain NEOs in connection with the IPO (the
“Staking RLUs”) and are intended to reward future performance. The Staking RLUs are subject to time vesting and vest 10%
on each of the third through ninth anniversaries of the IPO, with the final 30% vesting on the tenth anniversary of the IPO, in each case, subject to the NEO’s continued employment through each vesting date (other than for those exceptions provided in the award agreement). In 2022, each of the NEOs, other than Messrs. Ryan and Keogh, received a grant of RLUs (the
“2022 RLUs”) in recognition of the exceptional performance achieved by the Company in 2021. Each 2022 RLU represents the right to receive one LLC Common Unit upon vesting of the RLU. The 2022 RLUs vested in equal installments on April 1,
2023, 2024 and 2025, in each case subject to the NEO’s continued employment through each vesting date (other than for those exceptions provided in the award agreement).
Performance LLC Units and Performance Stock Units
In March 2024, each of the NEOs, other than Mr. Ryan, Ms. Hamilton, and Mr. Keogh, received a grant of long-term performance-based awards which vest either into LLC Common Units (“PLUs”) or shares of Class A common stock (“2024
PSUs”). Ms. Hamilton received a grant of 2024 PSUs on the same terms in November 2024, shortly after her promotion to
CFO. These awards are intended to align the recipients’ compensation with Company performance and our key financial metrics, promoting leadership goal continuity and retention, and driving shareholder value. Each PLU or 2024 PSU represents the right to receive one LLC Common Unit or one share of Class A common stock upon vesting, respectively. The
PLUs and 2024 PSUs vest on April 1, 2029 (the “Certification Date”) upon, and subject to, the attainment of certain performance-based targets and subject to the NEO’s continued employment through January 1, 2029 (other than for those exceptions provided in the award agreement). The performance-based metrics that must be met are as follows: (i)
achievement of an Adjusted EBITDAC Margin Target by 2027 and maintained through 2028, (ii) achievement of a four-year
Organic Revenue Growth Compound Annual Growth Rate (“CAGR”) target from 2024 through 2027, and (iii) stock price
CAGR targets measured from the closing stock price on February 29, 2024 of the Class A common stock to the average of
(a) the volume weighted average price (“VWAP”) of the Class A common stock for the fourth quarter of 2027 and (b) the
VWAP of the Class A common stock for the first quarter of 2028. Both the Adjusted EBITDAC Margin and the Organic
Revenue Growth CAGR targets must be met for the awards to vest. The stock price CAGR targets will determine how many
LLC Common Units the PLUs vest into and how many shares of Class A common stock the 2024 PSUs vest into. If the
Adjusted EBITDAC Margin and the Organic Revenue Growth CAGR targets have been met, then at the threshold stock price CAGR, the PLUs and 2024 PSUs will vest into 75% of the LLC Common Units or Class A common stock subject to the award; at the target stock price CAGR the PLUs and 2024 PSUs will vest into 100% of the LLC Common Units or Class A common stock subject to the award; and at the Maximum stock price CAGR, the PLUs and 2024 PSUs will vest into 150%
of the LLC Common Units or Class A common stock subject to the award. If the actual stock price CAGR is below the threshold amount, the PLUs and 2024 PSUs will be forfeited. Payout percentage based on a stock price CAGR between the benchmarks discussed above will be determined based on a graduated basis.
Mr. Keogh received a performance-based award in May 2025, shortly after he joined the Company (“2025 PSUs” and together with the 2024 PSUs, the “PSUs”). Similar to the 2024 PSUs, the 2025 PSUs are intended to align the recipient’s compensation with Company performance and certain of our key financial metrics, promoting leadership goal continuity and retention, and driving shareholder value. Each 2025 PSU represents the right to receive one share of Class A common stock upon vesting. The 2025 PSUs vest on April 1, 2030 (the “Vesting Date”) upon, and subject to, the attainment of certain performance-based targets and subject to the NEO’s continued employment through the Vesting Date (other than for those exceptions provided in the award agreement). The performance-based metrics that must be met are as follows: (i)
achievement of a five-year Organic Revenue Growth CAGR target from 2025 through 2029 and (ii) stock price CAGR targets measured from the closing stock price on March 4, 2025 of the Class A common stock to the VWAP of the Class A common stock for the fourth quarter of 2029. The Organic Revenue Growth CAGR target must be met for the award to vest.
The stock price CAGR targets will determine how many shares of Class A common stock the 2025 PSUs vest into. If the
Organic Revenue Growth CAGR target has been met, then at the threshold stock price CAGR, the 2025 PSUs will vest into
75% of the Class A common stock subject to the award; at the target stock price CAGR, the 2025 PSUs will vest into 100%

2026 Proxy Statement 37

of the Class A common stock subject to the award; and at the maximum stock price CAGR, the 2025 PSUs will vest into
150% of the Class A common stock subject to the award. If the actual stock price CAGR is below the threshold amount, the
2025 PSUs will be forfeited. Payout percentage based on a stock price CAGR between the benchmarks discussed above will be determined based on a graduated basis.
Treatment of Long-Term Incentive Awards Upon a Termination of Employment
For LTI awards issued in conjunction with the IPO (LLC Common Units, Staking Class C Units, Reload Class C Units and
Staking RLUs), if an NEO’s employment is terminated (i) by us without “Cause,” (ii) due to the NEO’s death or disability, or
(iii) the NEO retires in good standing (as determined by the Board) after reaching the age of 65 (a “Qualified Retirement”), and, in each case, subject to the NEO’s continued compliance with the restrictive covenants set forth in the applicable grant agreement, the unvested LLC Common Units, Reload Class C Units, and Staking Class C Units held by the NEO will continue to vest as if the NEO remained employed with us through each vesting date and the Staking RLUs will accelerate.
Upon any other termination of employment, any unvested LLC Common Units, Staking Class C Units, Reload Class C Units,
and Staking RLUs will be forfeited.
For the RLUs granted post-IPO, the award agreements provide that (i) in the event an NEO’s employment with us is terminated by us without “Cause,” then the portion of RLUs eligible to vest on the next vesting date following the termination will immediately vest and (ii) in the event of an NEO's death or disability, vesting of all unvested RLUs will fully accelerate.
The concept of a Qualified Retirement has been eliminated from the RLU grant agreements and upon any other termination of employment, the RLUs will be forfeited.
For the 2023 Class C Units, the award agreements provide that (i) in the event the NEO's employment with us is terminated by us without “Cause,” then the portion of 2023 Class C Units eligible to vest on the next vesting date following the termination will continue to vest as if the NEO remained employed with us through such next vesting date and (ii) in the event of the NEO's death or disability, then all of the unvested 2023 Class C Units will continue to vest as if the NEO remained employed with us through each vesting date. The concept of a Qualified Retirement has been eliminated from the grant agreements for the 2023 Class C Units and upon any other termination of employment, any unvested 2023 Class C
Units will be forfeited.
For the PLUs or PSUs, the award agreements provide that (i) in the event an NEO’s employment with us is terminated by us without “Cause,” then the PLUs or PSUs will remain outstanding and eligible to vest on the Certification Date or Vesting Date in accordance with the performance-based metrics described above, but the number of PLUs or PSUs earned will be pro-
rated based on the applicable date of termination and (ii) in the event of an NEO’s death or disability, a number of PLUs or
PSUs equal to the actual number of PLUs or PSUs earned as of the date of termination will vest in accordance with the performance metrics described above generally based on actual performance (with the applicable performance period deemed to have ended as of the date of termination, and for the PLUs and 2024 PSUs, the Adjusted EBITDAC Margin
Targets deemed achieved as of the date of termination).
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to
the Release of Material Nonpublic Information
The Company grants awards of stock options and Class C Units, which are profits interests that entitle the holder to a percentage of future distributions of the LLC, but only after a specified return threshold is met. Even though the Class C
Units do not require the payment of an exercise price, they are most similar economically to stock options and are generally categorized as an instrument with an “option-like feature.” While the Company does not have a written policy regarding its equity grants, it is the Company’s practice to make grants no more than once per quarter and for each quarterly grant of equity to be effective on the third business day following the announcement of earnings for that quarter or as soon thereafter as is reasonably practicable under the circumstances.
Neither the Board nor the Compensation and Governance Committee seeks to time equity grants to take advantage of information, either positive or negative, about our Company that has not been publicly disclosed. During the year ended
December 31, 2025, we did not award any stock options or Class C Units to our NEOs.
Stock Ownership Guidelines
The Board adopted stock ownership guidelines that apply to all of our executive officers. The guidelines require our Chief
Executive Officer to accumulate Company stock with a value equivalent to six times their annual base salary and all other executive officers are required to accumulate Company stock with a value equivalent to four times their annual base salary, all within five years of the adoption of the requirement or within five years of being appointed as an executive officer of the
Company. If an executive officer becomes subject to a greater stock ownership requirement due to promotion, such person is expected to meet the higher stock ownership requirement within 5 years after first becoming subject to the guidelines or within 3 years after first becoming subject to the greater stock ownership requirement, whichever is longer. If an executive

2026 Proxy Statement 38

officer does not hold sufficient shares of the Company’s stock to meet the guideline requirements, they will then be required to hold 100% of their current Company stock plus any future grants until they have met the requirement. Compliance with the stock ownership requirements is measured annually and calculated on the last trading day of each calendar year, based on the closing price of the Company’s stock on such trading day.
For purposes of determining compliance with stock ownership requirements, the following forms of equity interests in the
Company, whether vested or unvested, are considered:
•Class A common stock owned directly or beneficially by the individual or his or her immediate family members;
•Restricted shares of Class A common stock, including shares granted but not vested;
•Class A common stock issuable upon the net after-tax settlement of RSUs;
•Class A common stock issuable upon the exercise of stock options;
•LLC Common Units on an as converted basis with the shares of Class A common stock issuable upon the exchange of such LLC Common Units;
•Class C Units on an as converted basis with the shares of Class A common stock issuable upon the exchange of such Class C Units; and
•LLC Common Units issuable upon the net after-tax settlement of any RLUs on an as converted basis with the shares of Class A common stock issuable upon the exchange of such LLC Common Units.
The guidelines were adopted on June 7, 2022, such that each executive officer serving at that time has until June 7, 2027, to meet the guidelines. For all other executive officers, the required compliance date is based on the date that such individual became an executive officer of the Company or received a promotion as an existing executive officer.
Each of our executive officers’ respective compliance date is set forth in the table below:

Executive Officer	Stock Ownership Guidelines Compliance Date

Patrick G. Ryan	June 7, 2027
Timothy W. Turner	October 1, 2027
Brendan M. Mulshine	June 7, 2027
Stephen P. Keogh	May 1, 2030
Janice M. Hamilton	October 1, 2029
Michael L. Conklin	August 14, 2028
Mark S. Katz	June 7, 2027
Benjamin M. Wuller	October 30, 2029
Each of our executive officers has achieved holdings in excess of the applicable requirement as of December 31, 2025, or is within the five-year compliance period.
Other Benefits for Named Executive Officers
Employee Welfare Benefit Plans
Our NEOs are eligible to participate in the medical, life insurance, and other welfare benefits available to all other colleagues. There are no special medical plans or other welfare plans for our NEOs.
Retirement Benefits
We have not maintained, and do not currently maintain, a defined benefit pension plan. We currently make available a retirement plan intended to provide benefits under Section 401(k) of the Internal Revenue Code, pursuant to which employees (including our NEOs) may elect to defer a portion of their compensation on a pre-tax or post-tax basis and have it contributed to the plan. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. We have historically matched 50% of elective deferrals up to

2026 Proxy Statement 39

a maximum per participant per calendar year. All employee contributions to our 401(k) plan are 100% vested at all times.
Employer contributions vest over three years, such that all employer contributions to our 401(k) plan are fully vested for employees who remain employed by us for at least three years. All contributions under our 401(k) plan are subject to certain annual dollar limitations in accordance with applicable laws, which are periodically adjusted for changes in the cost of living.
Matching employer contributions are not guaranteed for any year.
We also sponsor the Ryan Specialty Nonqualified Deferred Compensation Plan (the “Nonqualified Deferred Compensation
Plan”), which allows certain highly compensated employees to defer a portion of their base salary and STI bonus to a later date pursuant to an advance deferral election. As of December 31, 2025, none of our NEOs have participated in the
Nonqualified Deferred Compensation Plan.
Our LTI awards granted at the IPO provide for continued vesting on their original vesting schedule (or, in the case of RLUs granted in connection with the IPO, accelerated vesting) in the case of a Qualified Retirement. See “Long-Term Incentive
Compensation — Treatment of Long-Term Incentive Upon a Termination of Employment” above for more information.
Severance Plan
The Compensation and Governance Committee believes that severance benefits are a necessary component of a competitive compensation program because they minimize distraction and ensure continuity during times of uncertainty or transition, including during a change in control. In certain circumstances, such benefits are consideration for an executive’s agreement not to compete. Set forth below is a summary of the termination arrangements we have with our NEOs. All NEOs are participants in the Executive Severance Plan (the “Severance Plan”) as further described below.
Under the Severance Plan, the Company will provide different benefits depending on whether the severance to be provided relates to a qualifying termination within six months prior to, or 18 months following, a “Change in Control” (as defined in the
Severance Plan) (a “Change-in-Control Termination”) or a termination outside of such time period (a “Non-Change-in-Control
Termination”). For a qualifying termination, our NEOs will be entitled to the following benefits:

	Non-Change-in Control Termination	Change-in-Control Termination
Qualifying Termination	Termination without cause or by employee for good reason	Termination without cause or by employee for good reason
Cash Severance	Executive Chairman and CEO: 1.5 X Base Salary and Target Bonus All other NEOs: 1.0 X Base Salary and Target Bonus	All NEOs: 2.0 X Base Salary and Target Bonus
Pro-Rata Bonus in Year of Termination	Pro-rated and paid at the end of the period based on actual performance	Pro-rated and paid in a lump sum following the qualifying termination based on Target Bonus
Equity Award Acceleration	The treatment of unvested equity incentive awards is determined in accordance with the terms of the applicable award agreement
All unvested equity incentive awards that
vest solely based on continued
employment will accelerate and vest and
the treatment of unvested PLUs and
PSUs will be determined in accordance
with the terms of the applicable award
agreement

Benefits	Health and welfare benefits will be provided for: •18 Months for the Executive Chairman and CEO •12 Months for all other NEOs	Health and welfare benefits will be provided for: •24 Months for all NEOs
Restrictive Covenants	Post-employment non-compete and non-solicit for: •18 Months for the Executive Chairman and CEO •12 Months for all other NEOs	Post-employment non-compete and non- solicit for: •24 Months for all NEOs

2026 Proxy Statement 40

For additional details on payments that may be due to our NEOs in certain termination scenarios, see “Compensation
Tables — Potential Payments to Named Executive Officers Upon Termination and/or Change of Control.”
Compensation Decision Process and Methodology
Role of the Compensation and Governance Committee
The Compensation and Governance Committee is responsible for evaluating the compensation levels for each of our NEOs and for administering the Company’s executive compensation program. The Compensation and Governance Committee reviews and approves all components of executive compensation for our NEOs, including our CEO. In addition, each year the Compensation and Governance Committee reviews and approves the corporate goals and key objectives related to our
NEOs’ compensation, evaluates their performance in light of those goals and objectives, and determines and approves their compensation, including for our CEO. Each year the Compensation and Governance Committee also reviews, among other things, proxy season trends and stockholder feedback and the compensation risk assessment. The Compensation and
Governance Committee also reviews talent, culture, and sustainable and responsible business practice initiatives; as well as its charter and annual calendar.
Compensation Risk Analysis
In reviewing the Company’s pay programs, the Compensation and Governance Committee considers whether the programs encourage unnecessary or excessive risk taking that might have an adverse impact on the Company. At the request of the committee, the Company’s independent compensation consultant, Frederic W. Cook & Co. (“FW Cook”), assisted the committee in completing the annual compensation risk assessment of the Company’s compensation programs. The risk assessment included a review of the design and features of the Company’s incentive compensation programs in place, as well as an evaluation of program structure and philosophy, design characteristics, performance management, and governance practices relative to compensation risk factors. The compensation risk assessment resulted in FW Cook and the
Compensation and Governance Committee agreeing that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
Role of External Compensation and Governance Committee Consultant
The Compensation and Governance Committee has the independent authority to hire external consultants, as well as the sole authority to retain and terminate the services of its consultants. As noted, in 2025 the committee engaged FW Cook as its independent consultant.
During 2025, FW Cook worked directly under the guidance of the Compensation and Governance Committee, in cooperation with management, to assist the committee with executing its executive compensation-related responsibilities. In such role, the Compensation and Governance Committee’s consultant served as an objective third-party advisor in assessing the reasonableness of compensation levels and the appropriateness of the design of the evolving compensation program structure in supporting the current and future business strategy and human resource objectives. FW Cook attended three of the five formal meetings of the Compensation and Governance Committee during 2025.
During 2025, FW Cook supported the Compensation and Governance Committee by assisting with the design and administration of the Company’s executive compensation pay practices, including:
•reviewing and providing input on the peer group used to benchmark executive pay;
•assessing the market pay data used to inform 2025 pay decisions;
•providing input on the pay decisions for the Company’s executive officers, including pay mix and levels;
•reviewing and providing input on the Company’s STI and LTI plan designs;
•preparing the Company’s compensation risk assessment;
•reviewing and providing input on the Company’s compensation philosophy;
•providing a review and recommendation for non-employee director compensation; and
•keeping the Compensation and Governance Committee informed of changes in the regulatory or governance environment for executive compensation issues.
The Compensation and Governance Committee was provided compensation market data and analysis from FW Cook. The committee used that data and analysis to ensure that the compensation practices were consistent with the compensation philosophy and objectives for both the amount and composition of executive compensation. Based on the data and analysis provided by FW Cook, as well as information from management and outside counsel, the committee applied business

2026 Proxy Statement 41

judgment in recommending and approving compensation awards, taking into account the dynamic nature of the businesses and the adaptability and response required by senior leadership to manage change.
Other than serving as the consultant to the Compensation and Governance Committee, FW Cook provides no other services to the Company. The committee determined that, based on the factors specified in the NYSE listing rules, FW Cook’s services produced no conflicts of interest, and it is an independent advisor to the Compensation and Governance
Committee.
Role of our Executive Chairman, CEO, and Management
Our Executive Chairman and CEO do not participate in the Compensation and Governance Committee’s determination of their individual compensation. They do, however, make recommendations to the committee for each of the other NEOs. The
Executive Chairman and CEO base these recommendations on overall Company financial performance for the fiscal year as described above along with their informed assessment of each NEO’s individual performance and contributions. The
Compensation and Governance Committee reviews and considers the Executive Chairman’s and CEO’s recommendations, makes adjustments, if any, as it determines appropriate, and approves compensation in its sole discretion.
Use of Peer Company Data
In making its determinations for the year ended December 31, 2025, the Compensation and Governance Committee
considered publicly available information of a select group of peer companies, as well as survey data from the Company’s compensation surveys to inform the pay levels and structures for the Company’s executive officers. All compensation data used was supported by FW Cook as the Compensation and Governance Committee’s independent compensation consultant.
The peer group was selected by the Compensation and Governance Committee, in consultation with FW Cook and input from management, on the comparability of the business operations of potential peer group companies, including reasonably comparable size (based on revenue and market capitalization) and industry. Information about the peer group companies was used to inform decisions regarding pay levels and mix and program design.
For conducting a competitive assessment of the compensation levels for the Company’s executives for fiscal year 2025, the
Compensation and Governance Committee approved the below peer group of 15 companies. Argo Group International
Holdings, Ltd. was removed from the list used in 2024 due to merger and acquisition activity involving that company and
BRP Group, Inc. changed its name to Baldwin Insurance Group, Inc. Otherwise the list is unchanged from the prior year.

•Aon PLC •Arthur J. Gallagher & Co. •AXIS Capital Holdings Limited •Baldwin Insurance Group, Inc •Brown & Brown, Inc. •CBIZ, Inc. •Crawford & Co. •Erie Indemnity Company	•Goosehead Insurance, Inc. •Hanover Insurance Group, Inc. •Marsh & McLennan Companies, Inc. •Primerica, Inc. •RLI Corp. •Selective Insurance Group, Inc. •Willis Towers Watson PLC

2026 Proxy Statement 42

COMPENSATION COMMITTEE REPORT
This report is submitted by the Compensation and Governance Committee to the stockholders of Ryan Specialty Holdings,
Inc. The Compensation and Governance Committee consists solely of non-employee directors who are independent, as determined by the Board in accordance with the Company’s guidelines and NYSE listing standards.
The Compensation and Governance Committee has reviewed, and discussed with management, the Compensation
Discussion and Analysis contained in this Proxy Statement, and based on this review and discussion, recommended to the
Board that it be included in this Proxy Statement.
Submitted by the Compensation and Governance Committee of the Board of Directors of Ryan Specialty Holdings, Inc.
Henry S. Bienen (Chair)
Michael G. Bungert
Anthony J. Kuczinski
John W. Rogers, Jr.

2026 Proxy Statement 43

EXECUTIVE COMPENSATION:
COMPENSATION TABLES AND DISCLOSURE
Summary Compensation Table
The following table sets forth the total compensation earned for services rendered in 2025 by Timothy W. Turner (CEO),
Janice M. Hamilton (CFO), the Company’s three other most highly compensated executive officers, and Jeremiah R.
Bickham (former President), collectively our NEOs, for the year ended December 31, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)(2)	All Other Compen- sation ($)(3)	Total ($)

Patrick G. Ryan	2025	1,233,654	—	—	—	—	13,947	1,247,601
Founder and Executive Chairman of the Board	2024	1,375,000	—	—	—	2,597,237	13,014	3,985,251
	2023	1,375,000	—	—	—	2,870,450	11,250	4,256,700
Timothy W. Turner	2025	1,442,308	—	—	—	—	11,750	1,454,058
Chief Executive Officer	2024	1,200,000	—	2,470,256	—	2,266,679	11,500	5,948,435
	2023	1,200,000	194,880	—	—	2,505,120	47,529	3,947,529
Janice M. Hamilton	2025	600,000	—	—	—	374,000	11,750	985,750
Chief Financial Officer	2024	429,845	850,005	2,756,259	—	—	12,940	4,049,049

Stephen P. Keogh	2025	385,385	—	1,999,985	—	187,000	11,750	2,584,120
Co-President and Chief Operating Officer

Benjamin M. Wuller	2025	830,769	—	—	—	810,900	11,750	1,653,419
CEO Ryan Specialty Underwriting Managers	2024	725,962	—	2,349,097	—	1,839,399	12,940	4,927,398

Jeremiah R. Bickham (4)	2025	646,346	—	—	—	407,899	3,852,075	4,906,320
Former President	2024	649,045	—	2,349,097	—	1,275,007	12,940	4,286,089
	2023	600,019	85,550	—	—	939,450	11,250	1,636,269
(1)The amounts reported in this column for 2025 represent the aggregate grant date fair value of the 2025 PSUs granted to Mr. Keogh calculated in accordance with Financial Accounting Standards Board ASC Topic 718. The estimated fair value of the grant of PSUs is established on the date of grant using a Monte Carlo simulation model in a manner that is consistent with generally accepted valuation principles. The value ultimately realized by the executive upon the actual vesting of the award may or may not be equal to the Financial Accounting Standards Board (“FASB”) ASC Topic 718 determined value. The assumptions used in calculating the grant date fair value reported for the 2025 PSUs in this column are set forth in Note 10 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. The value of the 2025 PSUs on the grant date, assuming achievement of the maximum performance level of 150%, would be $2,999,978 for the grant to Mr. Keogh.
(2)The amounts reported in this column for 2025 reflect the short-term incentive bonus for each NEO determined pursuant to the performance metrics set by the Compensation and Governance Committee. See “Compensation Discussion and Analysis — Our
Executive Compensation Program in Detail — Our Pay Philosophy — Short-Term Incentive Compensation” for additional information.
Bonuses were paid in early 2026.
(3)Amounts reported in this column for “All Other Compensation” in 2025 include, for (i) Mr. Ryan, Company contributions under our
401(k) plan of $11,750 and the incremental cost to the Company of personal travel expenses of $2,197, (ii) Mr. Turner, Company contributions under our 401(k) plan of $11,750, (iii) Ms. Hamilton, Company contributions under our 401(k) plan of $11,750, (iv) Mr.
Keogh, Company contributions under our 401(k) plan of $11,750, (v) Mr. Wuller, Company contributions under our 401(k) plan of
$11,750, and (vi) Mr. Bickham, Company contributions under our 401(k) plan of $11,750, payment of severance benefits under our
Severance Plan of $3,825,000, which is equal to one and a half times his base salary and target bonus at the time of his separation, and payment of COBRA benefits of $15,325.
(4)On October 8, 2025, Jeremiah R. Bickham transitioned from the position of President to serve as a non-employee strategic advisor to the Company through January 1, 2026.

2026 Proxy Statement 44

Grants of Plan-Based Awards
The following table sets forth the grants of plan-based awards made to our NEOs during 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Patrick G. Ryan	2/18/2025	—	2,400,000	3,600,000
Timothy W. Turner	2/18/2025	—	3,000,000	4,500,000
Janice M. Hamilton	2/18/2025	—	1,200,000	1,800,000
Stephen P. Keogh	2/18/2025	—	900,000	1,350,000
	5/6/2025				57,055	76,074	114,111		1,999,985
Benjamin M. Wuller	2/18/2025	—	1,700,000	2,550,000
Jeremiah R. Bickham	2/18/2025	—	1,700,000	2,550,000
(1)Represents the short-term incentive bonus for 2025 for each NEO. There is no threshold value associated with these short-term bonuses. See the column captioned “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for actual payout amounts relating to the 2025 fiscal year.
(2)Amounts represent the grant of 2025 PSUs made in 2025 to Mr. Keogh. These awards cliff vest on April 1, 2030, if the performance criteria are met. See “Compensation Discussion and Analysis — Our Executive Compensation Program in Detail — Our Pay
Philosophy — Long-Term Incentive Compensation” for our discussion on the PSUs.
(3)Amounts in this column represent the aggregate grant date fair value of the 2025 PSUs calculated in accordance with FASB ASC
Topic 718. The assumptions used in calculating the grant date fair value reported for the 2025 PSUs in this column are set forth in
Note 10 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

2026 Proxy Statement 45

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the options and share-based awards held by our NEOs as of December 31, 2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Patrick G. Ryan	—
Timothy W. Turner	7/22/2021(3)	165,942		23.14	n/a
	3/1/2024(4)							151,860	7,840,532
Janice M. Hamilton	7/23/2021(5)					46,568	2,404,306
	7/22/2021(6)	18,878	9,440	23.14	n/a
	11/4/2024(4)							94,912	4,900,307
Stephen P. Keogh	5/6/25(7)							114,111	5,891,551
Benjamin M. Wuller	7/22/2021(3)	64,945		23.14	n/a
	3/3/2023(8)		65,274	40.54	n/a
	3/1/2024(4)							142,369	7,350,511
Jeremiah R. Bickham	7/22/2021(9)	133,332	533,335	23.14	n/a
	7/22/2021(6)	16,009	8,005	23.14	n/a
	3/1/2024(4)							47,268	2,440,447
(1)Represents the return threshold applicable to the Class C Units as of December 31, 2025. The Class C Units’ return threshold is used to determine the value of such units and, by extension, the number of shares of Class A common stock into which such units may be converted. The current return threshold is based on the return threshold when issued, which, pursuant to the terms of the operating agreement of the LLC, is reduced on a 1-for-1 basis for each distribution from the LLC with respect to its common units. As of
December 31, 2025, the LLC has made eight distributions for a total amount of $0.36 per unit with respect to its common units since each of the applicable Class C Units were issued.
(2)Amounts in this column were calculated by multiplying the number of units that have not vested by the closing price of the Company’s
Class A common stock of $51.63 as reported on the NYSE on December 31, 2025.
(3)Represents fully vested Reload Class C Units in the LLC granted in connection with the conversion of Original Units into LLC
Common Units.
(4)Represents the grant of 2024 PSUs or PLUs which vest on April 1, 2029, the date that the Compensation and Governance Committee ratifies the satisfaction of the performance metrics for the performance periods ending December 31, 2027 and 2028, subject to continued employment through January 1, 2029 (the “Time Vesting Date”). The number reflects the maximum number of 2024 PSUs or PLUs that may vest if the maximum level of performance is achieved and the dollar value reflects such maximum number of 2024
PSUs or PLUs multiplied by the closing price of the Company’s Class A common stock of $51.63 as reported on the NYSE on
December 31, 2025. The maximum number of 2024 PSUs eligible to vest for Mr. Bickham has been prorated pursuant to the award agreement based on the number of days employed as a ratio to the number of days from the grant date to the Time Vesting Date following his separation from the Company on October 8, 2025.
(5)Represents Staking RLUs in the LLC. 5,821 Staking RLUs vest on each July 22 from 2026 through 2030 and 17,463 Staking RLUs vest on July 22, 2031, in each case, subject to continuous service through each vesting date other than for those exceptions provided in the award agreement.
(6)Represents Reload Class C Units in the LLC granted in connection with the conversion of Original Units into LLC Common Units.
These Reload Class C Units vested or vest equally on each of July 22, 2024, 2025, and 2026, in each case, subject to continuous service through each vesting date other than for those exceptions provided in the award agreement. Mr. Bickham’s Reload Class C
Units will continue to vest in accordance with the terms of the award agreement following his separation from the Company on
October 8, 2025.
(7)Represents the grant of 2025 PSUs which vest on April 1, 2030, the date that the Compensation and Governance Committee ratifies the satisfaction of the performance metrics for the performance periods ending December 31, 2029, subject to continued employment through April 1, 2030. The number reflects the maximum number of 2025 PSUs that may vest if the maximum level of performance is achieved and the dollar value reflects such maximum number of 2025 PSUs multiplied by the closing price of the Company’s Class A common stock of $51.63 as reported on the NYSE on December 31, 2025.

2026 Proxy Statement 46

(8)Represents Class C Units in the LLC granted on March 3, 2023. These 2023 Class C Units vest in equal annual installments on April
1, 2026 through April 1, 2030, in each case, subject to continuous service through each vesting date other than for those exceptions provided in the award agreement.
(9)Represents Staking Class C Units in the LLC. These Staking Class C Units vest 10% on each July 22 from 2024 through 2030 and
30% on July 22, 2031, in each case, subject to continuous service through each vesting date other than for those exceptions provided in the award agreement. Pursuant to the terms of the award agreement the Staking Class C Units will continue to vest in accordance with the terms following Mr. Bickham’s separation from the Company on October 8, 2025.
Option Exercises and Shares Vested
The following table sets forth the profits interests exercised by our NEOs and the vesting of RLUs held by our NEOs during
2025.

	Option Awards		Share-Based Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Patrick G. Ryan			—	—
Timothy W. Turner(1)(2)	129,964	6,755,529	6,978	515,465
Janice M. Hamilton(3)			6,279	413,769
Stephen P. Keogh			—	—
Benjamin M. Wuller(2)			2,726	201,370
Jeremiah R. Bickham(2)			1,831	135,256
(1)Number of Shares Acquired on Exercise is equal to the number of shares of Class A common stock issued upon conversion of
222,000 Reload Class C Units. The Reload Class C Units' return threshold is used to determine the value of such units and, by extension, the number of shares of Class A common stock into which such units may be converted. The return threshold of such units on the date of exercise was $23.14. The Value Realized on Exercise equals the closing price of the Company’s Class A common stock as reported on the NYSE on the trading day immediately prior to the exercise date, or $51.98 on December 10, 2025, multiplied by the number of shares acquired on exercise.
(2)Number of Shares Acquired on Vesting represent the number of shares of the 2022 RLUs that vested on April 1, 2025. The Value
Realized on Vesting equals the closing price of the Company’s Class A common stock as reported on the NYSE on the trading day immediately prior to the vesting date, or $73.87 on March 31, 2025, multiplied by the number of RLUs vested.
(3)Number of Shares Acquired on Vesting represent (i) 458 shares of the 2022 RLUs that vested on April 1, 2025, and (ii) 5,821 shares of the Staking RLUs that vested on July 22, 2025. The Value Realized on Vesting equals the closing price of the Company’s Class A common stock as reported on the NYSE on the trading day immediately prior to the vesting date, or (i) $73.87 on March 31, 2025, and (ii) $65.27 on July 21, 2025, respectively, multiplied by the number of RLUs vested.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based
Awards Table
Named Executive Officer Employment Agreements
Agreement with Timothy W. Turner
In January 2010, we entered into an employment agreement with Mr. Turner. The agreement provided for an initial five-year term that automatically renews for successive five-year periods until terminated by either party at least 30 days prior to a renewal date. The agreement provides Mr. Turner with an annual base salary of $800,000 or such higher amount as determined by the Board, and eligibility to earn an annual target bonus of $700,000. Mr. Turner’s employment agreement also provides for a car allowance and condominium allowance, in each case, of $2,000 per month. In the third quarter of
2023, Mr. Turner voluntarily agreed to forfeit his entitlement to the car and housing allowances.
Under the terms of Mr. Turner’s employment agreement, in the event that his employment with us is terminated by us without “cause,” he will be entitled to receive, subject to his execution and non-revocation of a release of claims in favor of the Company, continued payment of his base salary through the end of the then-current five-year term. In addition, if Mr.
Turner’s employment is terminated by us without “Cause” or due to his death or disability and the applicable performance metrics are achieved, Mr. Turner will be entitled to receive a prorated portion of his annual bonus, with 50% of the estimated

2026 Proxy Statement 47

amount of such prorated bonus to be paid on July 31 of the year it is earned and the remaining portion paid on January 31 of the following year.
Under the Company’s Severance Plan, Mr. Turner would be entitled to payments in excess of those set forth in his employment agreement under certain circumstances. See “— Termination Benefits” below.
Termination Benefits
Each of our NEOs is entitled to certain payments and benefits upon a termination of employment under certain circumstances. Under the Severance Plan, severance payments and benefits are payable upon a termination without
“Cause” or for “Good Reason,” and such payments and benefits are enhanced if such termination occurs within six months prior to, or 18 months following, a “Change in Control” (such period, the “Change in Control Period”). Under the terms of the award agreements evidencing the NEOs’ LTI awards issued prior to or in conjunction with our IPO, the NEOs are eligible (a)
for continued vesting of all of the Staking Class C Units and Reload Class C Units and (b) acceleration of all unvested units for Staking RLUs in the event their employment with us is terminated (i) by us without “Cause,” (ii) due to death or disability, or (iii) upon a Qualified Retirement. Under the terms of the award agreements evidencing the NEOs’ LTI awards issued after our IPO (2023 Class C Units), the NEOs are eligible for continued vesting of (a) the next tranche of unvested 2023 Class C
Units in the event their employment is terminated by us without “Cause,” or (b) all unvested 2023 Class C Units in the event their employment with us is terminated due to death or disability. Under the terms of the award agreements evidencing the
NEOs’ LTI awards issued after our IPO (PSUs and PLUs), the NEOs are eligible for (i) continued vesting of all of the unvested shares or units in the event their employment with us is terminated by us without “Cause” with the number of shares prorated based upon the date of termination or (ii) acceleration for all of the unvested shares or units in the event their employment is terminated due to death or disability. See “Long-Term Incentive Compensation — Treatment of Long-
Term Incentive Upon a Termination of Employment” above for more information.
Under the Severance Plan, in the event of a termination without “Cause” or for “Good Reason” during the Change in Control
Period, all unvested equity incentive awards that vest solely based on the NEO’s continued employment will fully accelerate and vest as of the date of such termination. For further details regarding these payments and benefits, see “— Potential
Payments to Named Executive Officers Upon Termination and/or Change of Control” below.
For purposes of the Severance Plan and the equity award agreements, “Cause” generally means, subject to notice and cure periods, any of the following: (a) any act or omission which constitutes a breach by the NEO of the terms of their employment agreement with the Company or any of its affiliates (the “Company Group”) that adversely impacts the business or reputation of the Company Group, (b) the NEO’s conviction of a felony or commission of any act that would rise to the level of a felony, (c) the NEO’s conviction or commission of a lesser crime or offense that adversely impacts or potentially could impact the business or reputation of the Company Group in a material way, (d) the NEO’s failure to meet the expected standard of performance as communicated by such NEO’s supervisor, (e) the NEO’s violation of specific lawful directives of the Company, (f) the NEO’s commission of a dishonest or wrongful act involving fraud, misrepresentation, or moral turpitude causing damage or potential damage to any member of the Company Group, (g) the NEO’s failure to perform a substantial part of his or her duties, or (h) the NEO’s breach of fiduciary duty.
For purposes of the Severance Plan and the equity award agreements, “Good Reason” generally means, subject to notice and cure periods, any of the following: (a) a reduction by more than 10% in the NEO’s base salary, other than a general reduction in base salary that affects all similarly situated employees, or failure to pay the NEO’s compensation payable under their employment agreement, or a material reduction in benefits payable under their employment agreement or any amounts otherwise vested and/or due under the Company’s employee benefit plans or employee benefit programs, (b) a reduction by more than 10% in the NEO’s target bonus opportunity, (c) during the Change in Control Period, the reduction of the NEO’s duties or responsibilities that are inconsistent in a material and adverse respect with the NEO’s position with the
Company, or (d) if the NEO is required to report regularly to an office or primary work location, the relocation of the NEO’s office or primary work location more than 50 miles from the current location.
For purposes of the Severance Plan and the equity award agreements, a “Change in Control” generally means the occurrence of any of the following: (a) any “person” (as defined in the Exchange Act) becoming the “beneficial owner” (as defined in the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities (other than pursuant to a transaction that would not be a
Change in Control pursuant to the following clause (b)), (b) a merger or consolidation of the Company or a subsidiary with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the
Company or such surviving entity or its ultimate parent company outstanding immediately after such merger or consolidation in substantially the same proportions as prior to such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities, (c) at any time, incumbent directors cease to constitute a majority of the Company’s Board (with any member of the Board being considered an incumbent director if his or her election or nomination for election to the Board is approved by a majority of the incumbent directors), or (d) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or

2026 Proxy Statement 48

substantially all of the Company’s assets (in one or a series of related transactions), other than to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the
Company at the time of the sale.
Effective October 8, 2025, Mr. Bickham separated from the Company under what was considered an involuntarily termination without cause. In connection with his termination and following the execution and non-revocation of a release of claims against the Company, in accordance with the terms and conditions of the Severance Plan, his separation agreement, and applicable equity award documents Mr. Bickham received or will receive the following payments and benefits totaling
$4,248,224 (excluding any value for the continued vesting of equity awards): (i) cash payment of $3,825,000 (representing one and a half times base salary and target bonus); (ii) eligibility to earn his annual cash incentive award of $407,899 under the 2025 Executive Incentive Corporate Plan based on the Company’s performance for the year ended December 31, 2025;
(iii) continued vesting of outstanding Staking Class C Units and Reload Class C Units; (iv) continued vesting of outstanding
2024 PSUs but with the target number of PSUs earned pro-rated based on the applicable date of termination; and (v) cash payment of $15,325 representing the full COBRA cost for continuing medical benefits for 18 months following termination.
Potential Payments to Named Executive Officers Upon Termination and/or Change in
Control
The below table reflects the severance benefits that Messrs. Ryan, Turner, Keogh, and Wuller and Ms. Hamilton would have received under the Severance Plan and LTI award agreements had they been terminated for one of the below reasons as of
December 31, 2025.

Name	Involuntary Termination(5)	Involuntary Termination — Change in Control(6)	Termination due to Death, Disability or Qualified Retirement(7)	Voluntary Resignation

Patrick G. Ryan
Cash Severance(1)	$5,400,000	$7,200,000	$—	$—
Pro-Rata Bonus(2)	—	2,400,000	—	—
Benefits Continuation(3)	—	—	—	—
Equity Acceleration(4)	—	—	—	—
Total:	5,400,000	9,600,000	—	—
Timothy W. Turner
Cash Severance(1)	6,750,000	9,000,000	—	—
Pro-Rata Bonus(2)	—	3,000,000	—	—
Benefits Continuation(3)	31,495	41,993	—	—
Equity Acceleration(4)	—	5,227,021	—	—
Total:	6,781,495	17,269,014	—	—
Janice M. Hamilton
Cash Severance(1)	1,800,000	3,600,000	—	—
Pro-Rata Bonus(2)	374,000	1,200,000	—	—
Benefits Continuation(3)	10,421	20,842	—	—
Equity Acceleration(4)	2,404,306	5,957,320	2,404,306	—
Total:	4,588,727	10,778,162	2,404,306	—
Stephen P. Keogh
Cash Severance(1)	1,500,000	3,000,000	—	—
Pro-Rata Bonus(2)	187,000	900,000	—	—
Benefits Continuation(3)	22,459	44,919	—	—
Equity Acceleration(4)	—	3,927,701	—	—
Total:	1,709,459	7,872,620	—	—

2026 Proxy Statement 49

Name	Involuntary Termination(5)	Involuntary Termination — Change in Control(6)	Termination due to Death, Disability or Qualified Retirement(7)	Voluntary Resignation

Benjamin M. Wuller
Cash Severance(1)	2,550,000	5,100,000	—	—
Pro-Rata Bonus(2)	810,900	1,700,000	—	—
Benefits Continuation(3)	25,273	20,842	—	—
Equity Acceleration(4)	—	5,743,046	—	—
Total:	3,386,173	12,563,888	—	—
(1)Represents cash severance payable under our Severance Plan. See “Compensation Discussion and Analysis — Severance Plan” for
more information.
(2)Represents the pro-rata bonus payment under the Severance Plan. Because the termination is assumed to have occurred on
December 31, 2025, for purposes of this disclosure, amounts are pro-rated at 100%. For a termination that occurs outside of the
Change in Control Period, the amount represents the annual bonus based on actual achievement. For a termination that occurs during the Change in Control Period, the amount represents the annual bonus based on target performance. For Stephen P. Keogh, who began his employment on May 1, 2025, his bonus amount has been prorated for the year based on the number of days employed.
(3)Represents benefits continuation payments under the Severance Plan. Mr. Ryan does not receive benefits through any health, dental, or vision plan of the Company.
(4)Represents the value of equity awards held by our NEOs as of December 31, 2025, that are subject to accelerated vesting pursuant to the applicable award agreements or the Severance Plan, as applicable. The value of RLUs is based upon the closing price of the
Company’s Class A common stock of $51.63 as reported on the NYSE on December 31, 2025. The value of the Class C Units is based on an exchange value of $53.45, which is the volume weighted average trading price of the Class A common stock for the 20 trading days preceding December 31, 2025. The value of PSUs and PLUs is determined by calculating the number of shares or units to be issued based on the achievement of the performance metrics through the assumed date of termination of December 31, 2025, and then multiplied by the closing price of the Company’s Class A common stock of $51.63 as reported on the NYSE on December
31, 2025. Pursuant to the applicable award agreements for LTI awards granted during or prior to 2025, (i) upon a termination without
“Cause,” due to death or disability, or as a result of a Qualified Retirement (a) LLC Common Units and Reload Class C Units will remain outstanding and continue to vest pursuant to their original vesting schedule and (b) the vesting of all unvested Staking RLUs will accelerate, (ii) upon a termination without “Cause,” (A) the next tranche of the 2023 Class C Units will continue to vest and the remaining tranches will be forfeited, and (B) the PLUs or PSUs will remain outstanding and eligible to vest on the Certification Date in accordance with the performance-based metrics, but the number of PLUs or PSUs earned will be pro-rated based on the applicable date of termination, (iii) upon a termination due to death or disability, unvested PLUs and PSUs will accelerate and vest in full and their value with be calculated based on the achievement of the performance-based metrics measured as of the date of death or disability (for the PLUs and 2024 PSUs, the Adjusted EBITDAC Margin Targets are deemed achieved as of the date of death or disability) and unvested 2023 Class C Units will continue to vest in full. For purposes of the Termination due to Death, Disability or
Qualified Retirement column shown above, actual performance results determined as of December 31, 2025, resulted in no PLUs and
PSUs being earned. Other than during the Change in Control Period, “Good Reason” does not apply to the LLC Common Units,
Class C Units, or RLUs. Pursuant to the Severance Plan, upon a termination without “Cause” or resignation by the Named Executive
Officer for “Good Reason” during the Change in Control Period, all outstanding equity awards will fully vest. For purposes of the
Involuntary Termination – Change in Control column shown above, the PLUs and PSUs are included at target, which is greater than actual results determined as of December 31, 2025. Where equity awards would remain outstanding and continue to vest pursuant to their original vesting schedule, no amounts are shown. See “Compensation Discussion and Analysis — Our Executive Compensation
Program in Detail — Our Pay Philosophy — Long Term Incentive Compensation” for more information.
(5)Represents amounts payable upon a termination by us without “Cause” or, for purposes of cash severance and benefits continuation under the Severance Plan only, upon a resignation by the NEO for “Good Reason,” in each case, other than during the Change in
Control Period. Amounts in the “Equity Acceleration” row of this column represent amounts payable on a termination without “Cause”
only.
(6)Represents amounts and benefits payable pursuant to the Severance Plan upon a termination by us without “Cause” or upon a resignation by the Named Executive Officer for “Good Reason,” in each case, during the Change in Control Period.
(7)Represents amounts payable upon a termination due to death, disability, or a Qualified Retirement. As of December 31, 2025, only
Mr. Ryan and Mr. Turner were eligible for a Qualified Retirement.
CEO Pay Ratio
Under the SEC rules adopted pursuant to the Dodd-Frank Act of 2010, the Company is required to calculate and disclose the total compensation paid to its median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to the Company’s CEO, Mr. Turner, as of the date the median employee was selected.

2026 Proxy Statement 50

We calculated our median employee’s total compensation for the year ended December 31, 2025, in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, the same way we calculated the total compensation of our CEO as disclosed in our Summary Compensation Table. Using this methodology, we determined that our median employee’s 2025 total compensation was $92,847. Based on this information, we estimate that for 2025 our CEO’s annual total compensation was approximately 16 times that of the median employee’s total compensation.
Although the calculation of the ratio should be considered an estimate, we believe the ratio is a reasonable estimate calculated in a manner consistent with SEC rules (Item 402(u) of Regulation S-K). We caution stockholders and other readers against comparing our ratio to those of other companies. The SEC has stated that it did not believe a purpose of the pay ratio rule was to facilitate comparisons among companies and, in adopting the rule, the SEC stated its belief that comparability of the ratio across registrants has significant limits due to the variety of factors that could influence the ratio.
The discussion below describes our methodology for how we determined our median employee for 2025.
Determining Our Median Employee
We determined there were no changes in our employee population or employee compensation arrangements during the last completed fiscal year that we believe would significantly impact the pay ratio disclosure for 2025. Accordingly, we used the same median employee we identified in 2024 for purposes of calculating our pay ratio disclosure for 2025.
To identify the median employee in 2024, we used our global population of regular and temporary employees, as of
December 31, 2024, comprising approximately 5,250 employees. We did not exclude any employees.
We did not annualize or otherwise adjust compensation for temporary employees and did not make any full-time adjustments for anyone. Additionally, we made no cost-of-living adjustments in our calculations. For our U.S. employee population, we collected 2024 W-2 data from our payroll system, whether employed on a full-time, part-time, or temporary basis. For our international employee population, we collected comparable paid income data from our payroll system in local currency, whether employed on a full-time, part-time, or temporary basis and then converted such amounts to U.S. dollars based upon the exchange rate published by Bloomberg for December 31, 2024. We then compiled both the U.S. and the international payroll information and used this data as our consistently applied compensation measure.
We then determined the 10 median employees based on the W-2 and international data that we collected. From that group, we removed anyone who was no longer currently employed by the Company and selected as our median employee a reasonably representative colleague who had relatively consistent employment and total compensation history.
Pay Versus Performance
The following table sets forth information concerning the compensation of our Principal Executive Officers (“PEOs”) and
other NEOs (“Non-PEO NEOs”) for each of the years ended December 31, 2025, 2024, 2023, 2022 and 2021, and our financial performance for each such fiscal year.

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Compen- sation Table Total for PEO Ryan ($)(1)	Compen- sation Actually Paid to PEO Ryan ($)(2)	Summary Compen- sation Table Total for PEO Turner ($)(3)	Compen- sation Actually Paid to PEO Turner ($)(4)	Average Summary Compen- sation Table Total for Non- PEO NEOs ($)(5)	Average Compen- sation Actually Paid to Non- PEO NEOs ($)(6)	Total Stock- holder Return ($)(7)	Peer Group Total Stock- holder Return ($)(8)	Net Income ($ ,000)	Organic Revenue Growth Rate (%)(9)

2025			1,454,058	(1,287,247)	2,275,254	(1,279,863)	191	164	214,157	10.1%
2024	3,985,251	3,985,251	5,948,435	13,961,632	4,099,916	8,944,994	236	142	229,913	12.8%
2023	4,256,700	4,256,700			2,613,734	3,088,497	156	109	194,480	15.4%
2022	4,478,995	4,478,995			2,530,394	3,369,573	151	97	163,257	16.8%
2021	2,456,731	2,456,731			8,972,955	22,246,054	147	109	56,632	22.9%

2026 Proxy Statement 51

(1)Patrick G. Ryan was our PEO in 2021, 2022, 2023, and for part of 2024. Prior to our IPO on July 21, 2021, Mr. Ryan did not receive any salary for his role as our Chief Executive Officer.
(2)Since Mr. Ryan (our PEO through October 1, 2024) has never received incentive equity grants and the Company does not have a pension plan, Compensation Actually Paid (“CAP”) to Mr. Ryan is the same amount as reported as total compensation in our
Summary Compensation Table (“SCT”) for each year.
(3)Timothy W. Turner became our PEO on October 1, 2024.
(4)The following table provides a reconciliation calculation of our PEO (Mr. Turner) CAP back to his SCT:

Year	SCT Total	SCT Grant Date Fair Value Deduction	Year End Value of Equity Granted During Year and Unvested at End of Year	Fair Value as of Vesting Date of Equity Granted During Year and Vested During Year	Change in Fair Value of Equity Granted in Prior Year and Unvested at End of Year	Change in Fair Value of Equity Granted in Prior Year and Vested During Year	CAP

2025	$1,454,058	$—	$—	$—	$(2,809,410)	$68,105	$(1,287,247)
2024	5,948,435	(2,470,256)	3,803,587	—	146,747	6,533,119	13,961,632
(5)Our NEOs (other than our PEO) for 2025 included Patrick G. Ryan, Janice M. Hamilton, Stephen P. Keogh, Benjamin M. Wuller, and
Jeremiah R. Bickham. Mr. Bickham was our President until his separation on October 8, 2025. Our NEOs (other than our PEOs) for
2024 included Jeremiah R. Bickham, Janice M. Hamilton, Michael L. Conklin, Brendan M. Mulshine, and Benjamin M. Wuller. Our
NEOs (other than our PEO) for 2023 and 2022 included Timothy W. Turner, Jeremiah R. Bickham, Mark S. Katz, and Brendan M.
Mulshine. Our NEOs (other than our PEO) for 2021 included Timothy W. Turner, Jeremiah R. Bickham, Mark S. Katz, Michael T.
VanAcker, and Diane M. Aigotti. Ms. Aigotti was our Chief Financial Officer until she resigned from the Company on March 1, 2021.
(6)The following table provides a reconciliation calculation of the average Non-PEO NEOs’ CAP back to the average Non-PEO NEOs’
SCT total:

Year	Average SCT Total	SCT Grant Date Fair Value Deduction	Year End Value of Equity Granted During Year and Unvested at End of Year	Fair Value as of Vesting Date of Equity Granted During Year and Vested During Year	Change in Fair Value of Equity Granted in Prior Year and Unvested at End of Year	Change in Fair Value of Equity Granted in Prior Year and Vested During Year	Change in Fair Value of Equity Forfeited During Year	Average CAP

2025	$2,275,254	$(399,997)	$116,850	$—	$(2,814,707)	$23,951	$(481,214)	$(1,279,863)
2024	4,099,916	(2,201,439)	2,888,360	—	3,686,548	471,609	—	8,944,994
2023	2,613,734	(374,999)	392,166	—	439,155	18,441	—	3,088,497
2022	2,530,394	(308,222)	367,125	—	928,526	(148,250)	—	3,369,573
2021	8,972,955	(4,324,316)	17,418,303	179,112	—	—	—	22,246,054
(7)Total Stockholder Return (“TSR”) is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K. The TSR is calculated from July 22, 2021, the first trading date of our
Class A common stock after our IPO, through the end of the applicable year.
(8)Our Peer Group TSR for the relevant fiscal year represents the cumulative TSR of the S&P 500 Financials Sector Index, consistent with the industry index used in our “Performance Graph” pursuant to Section 201(e) of regulation S-K as presented in Item 5 of our
Annual Report on Form 10-K. The Peer Group TSR is calculated from July 22, 2021, the first trading date of our Class A common stock after our IPO, through the end of the applicable year.
(9)Ryan Specialty’s most important financial performance measure used to link CAP to our NEOs to Company performance for the year ended December 31, 2025, is Organic Revenue Growth Rate. In the first quarter of 2024, the Company modified the methodology that it uses to calculate Organic Revenue Growth Rate. While our Organic Revenue Growth Rate STI targets in 2024 and prior years were determined based on the original calculation methodology, in 2025, STI targets were determined based on the new calculation methodology, therefore we have presented the new methodology in the table above and the graph below. For completeness, Organic
Revenue Growth Rate calculated based on the original calculation methodology was 9.6%,12.1%, 15.0%, 16.4% and 22.4% for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.

2026 Proxy Statement 52

Pay Versus Performance Comparative Disclosure
The below charts depict Compensation Actually Paid, calculated in accordance with Item 402(v) of Regulation S-K (“Item
402(v)”), for our PEOs and the average of our Non-PEO NEOs in relationship to various performance metrics for the same period. As discussed above, and based on our compensation philosophy, a significant amount of equity was granted to our executive officers as part of our IPO on July 21, 2021. In addition, each of our NEOs other than our former PEO, Mr. Ryan, received a grant of performance-based awards to further align executive comp with company performance. See “Executive
Compensation: Compensation Discussion and Analysis — Our Executive Compensation Program in Detail — Our Pay
Philosophy” for further details. The considerable increase in value of the Company’s shares of Class A common stock from the IPO to December 31, 2021 and from January 1, 2024 to December 31, 2024 is reflected in the average Compensation
Actually Paid to PEO (Turner) in 2024 and our Non-PEO NEOs in 2021 and 2024. The decrease in value of the Company’s shares of Class A common stock from January 1, 2025 to December 31, 2025 is reflected in the average Compensation
Actually Paid to PEO (Turner) in 2025 and our Non-PEO NEOs in 2025.
Compensation Actually Paid and Company Total Stockholder Return
The below chart depicts CAP to our PEOs and the average of our Non-PEO NEOs in relationship to our TSR for the same period. Our Non-PEO NEOs’ long-term incentive compensation is directly tied to the increase in value of our common stock.

Compensation Actually Paid
($ millions)
25
20
15
10
5
-
(5)
Total Stockholder Return
($)
250
225
200
175
150
125
100
75
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO (Ryan)
PEO (Turner)
Non-PEO NEOs
TSR

2026 Proxy Statement 53

Compensation Actually Paid and Net Income
The below chart depicts CAP to our PEOs and the average of our Non-PEO NEOs in relationship to our Net Income for the same period. The Company does not use net income as a performance measure in its overall executive compensation program.

25
20
15
10
5
-
(5)
Compensation Actually Paid ($ millions)
250
200
150
100
50
-
Net Income ($ millions)
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO (Ryan)
PEO (Turner)
Non-PEO NEOs
Net Income

Compensation Actually Paid and Organic Revenue Growth Rate
The below chart depicts CAP to our PEOs and the average of our Non-PEO NEOs in relationship to our Organic Revenue
Growth Rate for the same period. The Company first directly aligned short-term incentive compensation with Organic
Revenue Growth Rate in 2022, where 35% of each NEO’s short-term incentive compensation was tied to our Organic
Revenue Growth Rate performance and such alignment continued in 2023, 2024, and 2025. See “Executive Compensation:
Compensation Discussion and Analysis — Our Executive Compensation Program in Detail — Our Pay Philosophy — Short-
Term Incentive Compensation” for further details. An Organic Revenue Growth CAGR also forms an achievement floor for the PSUs and PLUs that were granted to each of our NEOs, other than Mr. Ryan, in 2024 and 2025.

Compensation Actually Paid ($ millions)
25
20
15
10
5
-
(5)
Organic Revenue Growth (%)
25%
20%
15%
10%
5%
0%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO (Ryan)
PEO (Turner)
Non-PEO NEOs
Organic Revenue Growth

2026 Proxy Statement 54

Company TSR and Peer Group TSR
As demonstrated by the following graph, the Company’s TSR increased 91% over the presented period in the table, while the Company’s peer group TSR increased 64% over the same period. The Company’s TSR generally outperformed the peer group during the period presented in the table, representing the Company’s superior financial performance as compared to the S&P 500 Financials Sector Index.

$250
$225
$200
$175
$150
$125
$100
$75
Jul. 21, 2021
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Dec. 31, 2025
TSR
Peer Group TSR

Pay Versus Performance Tabular List
For the year ended December 31, 2025, the most important financial performance measures used to link CAP to our NEOs to Company performance were Organic Revenue Growth Rate, Adjusted EBITDAC Margin, and TSR. Our NEOs’ total compensation is heavily weighted towards short and long-term performance with performance goals aligned with our stockholders’ interests. Each NEO’s short-term incentive compensation is primarily determined by Organic Revenue Growth
Rate and Adjusted EBITDAC Margin. See “Executive Compensation: Compensation Discussion and Analysis — Our
Executive Compensation Program in Detail — Our Pay Philosophy —Short-Term Incentive Compensation” for further detail.
Most of our NEOs have significant long-term equity incentive grants that vest over 5 or 10 years and as a result their actual compensation is directly tied to TSR. In addition, each of our NEOs, other than Mr. Ryan, received a grant of performance-
based awards (PLUs or PSUs) the value of which is tied to TSR after achieving a minimum Organic Revenue Growth CAGR and, for the 2024 PSUs and PLUs, a minimum target Adjusted EBITDAC Margin. See “Executive Compensation:
Compensation Discussion and Analysis — Our Executive Compensation Program in Detail — Our Pay Philosophy —Long-
Term Incentive Compensation” for further detail.

Most Important Financial Performance Measures
Organic Revenue Growth Rate
Adjusted EBITDAC Margin
Total Stockholder Return

2026 Proxy Statement 55

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information, as of December 31, 2025, about the securities authorized for issuance under the
Company’s equity compensation plans, categorized according to whether the equity plan was previously approved by stockholders.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Shares Remaining Available for Future Issuance(3)

Equity Compensation Plans Approved by Security Holders	31,741,516	$24.59	24,331,837
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	31,741,516	24.59	24,331,837
(1)These amounts include the number of securities to be issued upon exercise, conversion, or settlement of 3,731,240 outstanding
Options, 5,669,191 outstanding Class C Units, 16,380,588 outstanding LLC Common Units, 1,777,594 outstanding RLUs, 4,661,986 outstanding RSUs, 487,218 outstanding PLUs, and 1,612,920 outstanding PSUs. The 5,669,191 outstanding Class C Units could have been exchanged for 3,089,970 shares of Class A common stock on December 31, 2025, based on an exchange value of
$53.45, which is the volume weighted average trading price of the Class A common stock for the 20 trading days preceding
December 31, 2025.
(2)The weighted average exercise price does not include outstanding LLC Common Units, RSUs, RLUs, PLUs, and PSUs which do not have an associated exercise price. Calculated without regard to the shares that will be issued in connection with the settlement of
RSUs, RLUs, PLUs, or PSUs, or the conversion of LLC Common Units, the weighted-average exercise price is $24.59.
(3)Represents the number of shares of common stock remaining available under the Ryan Specialty Holdings, Inc. 2021 Omnibus
Incentive Plan (the “Omnibus Plan”) as of December 31, 2025. Beginning January 1, 2022, and on each January 1 thereafter through and including January 2031, the total number of shares available for issuance under the Omnibus Plan automatically increases by an amount equal to the lesser of (i) 2% of the outstanding shares of Class A and Class B common stock on the last day of the immediately preceding year or (ii) an amount determined by the Board.

2026 Proxy Statement 56

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth information about the beneficial ownership of our Class A common stock and Class B common stock as of March 2, 2026, for:
•each person or group known to us who beneficially owns more than 5% of our Class A common stock or Class B common stock;
•each of our directors and each of our NEOs; and
•all of our directors and executive officers as a group.
The number of shares of Class A common stock and Class B common stock beneficially owned, and the percentages of beneficial ownership, set forth below are based on 128,670,686 shares of Class A common stock issued and outstanding and 134,508,885 shares of Class B common stock issued and outstanding on March 2, 2026. These numbers exclude
134,508,885 shares of Class A common stock issuable in exchange for the same number of LLC Common Units and for the cancellation on a one-to-one ratio of the related shares of our Class B common stock. If all outstanding LLC Common Units were exchanged and all outstanding shares of Class B common stock were canceled as of March 2, 2026, we would have
263,179,571 shares of Class A common stock outstanding.

Name of Beneficial Owner(1)	Shares of Class A Common Stock(2)	% of Class A Common Stock Outstanding	Shares of Class B Common Stock	% of Class B Common Stock Outstanding	% of Combined Voting Power(3)

5% Stockholders:
Patrick G. Ryan(4)	15,678,471	12.2%	112,048,184	83.3%	77.1%
The Vanguard Group(5)	9,397,569	7.3%	—	*	*
BlackRock, Inc.(6)	9,294,486	7.2%	—	*	*
T. Rowe Price Investment Management, Inc.(7)	7,182,749	5.6%	—	*	*
Capital World Investors(8)	6,588,460	5.1%	—	*	*
Named Executive Officers, Directors and Director Nominees:
Patrick G. Ryan(4)	15,678,471	12.2%	112,048,184	83.3%	77.1%
Timothy W. Turner(9)	12,553	*	2,156,186	1.6%	1.5%
Henry S. Bienen(10)	53,328	*	—	*	*
David P. Bolger(11)	81,290	*	—	*	*
Michael G. Bungert	—	*	—	*	*
Michelle L. Collins(12)	13,462	*	—	*	*
Francesca Cornelli(13)	4,620	*	—	*	*
Nicholas D. Cortezi(14)	5,020	*	4,308,271	3.2%	2.9%
Anthony J. Kuczinski	4,315	*	—	*	*
Michael D. O’Halleran(15)	815,158	*	—	*	*
John W. Rogers, Jr.(16)	104,676	*	—	*	*
Patrick G. Ryan, Jr.(17)	684,854	*	5,574,738	4.1%	3.8%
Janice M. Hamilton(18)	8,274	*	141,826	*	*
Stephen P. Keogh	—	*	—	*	*
Benjamin M. Wuller(19)	94,095	*	438,480	*	*
Jeremiah R. Bickham(20)	2,159	*	179,508	*	*
All executive officers and directors as a group (18 individuals)(21)	16,966,276	13.2%	119,957,807	89.2%	82.5%
*Denotes less than 1%

2026 Proxy Statement 57

(1)Unless otherwise noted below, the address for each beneficial owner listed on the table is 155 North Wacker Drive, Suite 4000,
Chicago, Illinois 60606. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table above have sole voting and investment power with respect to all Class A common stock and Class B common stock that they beneficially own, subject to applicable community property laws.
(2)The reported amount does not reflect shares of Class A common stock issuable on account of vested Class C Units, which are redeemable by the holder for either, at the option of the Company, cash or a number of Common Units (which are immediately redeemed on a one-for-one basis for shares of Class A Common Stock), determined by reference to (i) the Class C Units’ return threshold and (ii) adjustments for certain prior distributions made with respect to such Class C Units.
(3)Each share of Class A common stock is entitled to one vote per share. Each share of Class B common stock is currently entitled to 10 votes per share. Each share of Class B common stock then outstanding will be entitled to one vote per share on the earliest to occur of (i) 12 months following the death or disability of Patrick G. Ryan, (ii) the first trading day on or after such date that the outstanding shares of Class B common stock represent less than 10% of the then-outstanding Class A and Class B common stock, which, in each instance, may be extended to 18 months upon affirmative approval of a majority of the Company’s independent directors, or (iii)
September 30, 2029. The Class A common stock and Class B common stock will vote as a single class on all matters except as required by law or the Certificate.
(4)Amounts include 13,697,859 shares of Class A common stock and 91,353,821 shares of Class B common stock beneficially owned by Mr. Ryan and his spouse and 1,954,747 shares of Class A common stock and 20,694,363 shares of Class B common stock beneficially owned and attributed to Mr. Ryan and his spouse pursuant to certain trusts, entities, and accounts managed by, or for, the benefit of family members and others.
(5)Number of shares held are derived from the Schedule 13-G/A filed with the Securities and Exchange Commission on February 13,
2024, as reported by The Vanguard Group (“Vanguard”). The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania
19355. Vanguard reports sole dispositive power with respect 9,237,983 of the shares of Class A common stock reported, shared voting with respect to 54,534 of the shares of Class A common stock reported, and shared dispositive power with respect to 159,586 of the shares of Class A common stock reported.
(6)Number of shares held are derived from the Schedule 13-G filed with the Securities and Exchange Commission on November 8,
2024, as reported by BlackRock, Inc. (“BlackRock”). The address for BlackRock is 50 Hudson Yards, New York, New York 10001.
BlackRock reports sole dispositive power with respect to all 9,294,486 of the shares of Class A common stock reported, sole voting power with respect to 9,081,054 of the shares of Class A common stock reported, and no shared dispositive or voting power with respect of the shares of Class A common stock reported.
(7)Number of shares held are derived from the Schedule 13-G filed with the Securities and Exchange Commission on February 17,
2026, as reported by T. Rowe Price Investment Management, Inc. (“T. Rowe Price”). The address for T. Rowe Price is 1307 Point
Street, Baltimore, Maryland 21231.
(8)Number of shares held are derived from the Schedule 13-G filed with the Securities and Exchange Commission on November 13,
2024, as reported by Capital World Investors (“Capital World”). The address for Capital World is 333 South Hope Street, 55th Floor,
Los Angeles, California 90071.
(9)The shares of Class A common stock and Class B common stock are held by Mr. Turner individually.
(10)All shares of Class A common stock are held in trusts beneficially owned and attributed to Mr. Bienen and his spouse.
(11)Includes 14,823 RSUs that were fully vested upon grant for which the director has elected to defer settlement until his separation from service on the Board. The remaining shares of Class A common stock are held in a trust beneficially owned and attributed to Mr.
Bolger.
(12)Includes 10,462 RSUs that were fully vested upon grant for which the director has elected to defer settlement until her separation from service on the Board. The remaining shares of Class A common stock are held by Ms. Collins individually.
(13)Includes 4,620 RSUs that were fully vested upon grant for which the director has elected to defer settlement until her separation from service on the Board.
(14)Includes 5,020 RSUs that were fully vested upon grant for which the director has elected to defer settlement until his separation from service on the Board. The shares of Class B common stock are held in trusts beneficially owned and attributed to Mr. Cortezi.
(15)Includes 14,823 RSUs that were fully vested upon grant for which the director has elected to defer settlement until his separation from service on the Board. The remaining shares of Class A common stock are held by Mr. O’Halleran individually and in a trust beneficially owned and attributed to Mr. O’Halleran.
(16)Includes 9,513 RSUs that were fully vested upon grant for which the director has elected to defer settlement until his separation from service on the Board. The remaining shares of Class A common stock are held by Mr. Rogers individually.
(17)Includes 256,194 shares of Class A common stock beneficially owned by Mr. Ryan, Jr., and his spouse, 402,795 shares of Class A common stock and 5,574,738 shares of Class B common stock beneficially owned and attributed to Mr. Ryan, Jr., and his spouse pursuant to trusts for the benefit of his family members. All shares and percentages reported for Mr. Ryan, Jr., are duplicative and included in the share counts and percentages for Patrick G. Ryan, represented in the table above and footnote (4) thereto, who exercises voting power over the equity held by Mr. Ryan, Jr.
(18)The shares of Class A common stock and the shares of Class B common stock are held by Ms. Hamilton individually.
(19)The shares of Class A common stock and the shares of Class B common stock are held by Mr. Wuller individually.
(20)The shares of Class A common stock and the shares of Class B common stock are held by Mr. Bickham individually. The number of shares reported is as of October 8, 2025, the day Mr. Bickham separated from the Company.

2026 Proxy Statement 58

(21)Includes (a) 61,584 RSUs that were fully vested upon grant for which directors have elected to defer settlement until such time as the individual director’s separation from service on the Board and (b) 7,637 RSUs that vest into an equivalent number of shares of Class
A common stock within 60 days of March 2, 2026. The remaining shares of Class A common stock and Class B common stock are held directly by the directors or officers other than as specified in the notes above. The shares of Class A common Stock and Class B common stock held by Patrick G. Ryan, Jr., have been excluded from the total since they are duplicative and included in the share counts and percentages for Patrick G. Ryan who exercises voting power over the equity held by Mr. Ryan, Jr.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC reports on Forms 3, 4, and 5 concerning their ownership of, and transactions in, the Class A common stock and other equity securities of the Company.
As a practical matter, the Company assists its directors and executive officers by monitoring transactions and completing and filing reports on their behalf. Based solely on the Company’s review of copies of such reports filed with the SEC and written representations that no other reports are required, the Company believes that all of its executive officers, directors, and those greater-than-10% stockholders that filed any reports for the year ended December 31, 2025, reported all transactions on a timely basis, with the exception of (i) a Form 3 for Stephen P. Keogh which was late by one day due to delays in receiving EDGAR filing credentials and (ii) a Form 4 and a Form 5 for Patrick G. Ryan, Jr., which were delayed because, prior to the reporting person becoming subject to Section 16 of the Exchange Act, the reporting person’s spouse had made an automatic dividend reinvestment election with respect to shares held in a brokerage account. The reinvestments resulted in the quarterly acquisition of de minimis amounts of shares of Class A common stock, which originally qualified for deferred reporting pursuant to Rule 16a-6 of the Exchange Act.

2026 Proxy Statement 59

CERTAIN RELATIONSHIPS AND RELATED PARTY
TRANSACTIONS
Policy for Approval of Related Party Transactions
We have adopted a written policy with respect to the review, approval, and ratification of related party transactions. Under the policy, our Audit Committee is responsible for reviewing and approving or ratifying related party transactions. In the course of its review and disapproval, approval, or ratification of related party transactions, our Audit Committee considers the relevant facts and circumstances and determines whether to approve or ratify such transactions. In particular, our policy requires our Audit Committee to consider, among other factors it deems appropriate:
•the related person’s relationship to us and interest in the transaction;
•the material facts of the proposed transaction, including the proposed aggregate value of the transaction;
•the impact on a director’s independence in the event the related person is a director or an immediate family member of a director;
•the benefits to us of the proposed transaction;
•if applicable, the availability of other sources of comparable products or services; and
•an assessment of whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.
The Audit Committee may only approve or ratify those transactions that are in, or are not inconsistent with, our best interests and those of our stockholders, as the Audit Committee determines in good faith.
In addition, under our Code of Conduct, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
2025 Related Party Transactions
We describe below transactions and series of similar transactions that occurred during our prior fiscal year or that were ongoing during the year or that are currently proposed, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000; and
•any of our directors, executive officers, immediate family members of our directors or executive officers, or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under “Executive Compensation.”
Ryan Investment Holdings, Geneva Re, and Ryan Re
Ryan Investment Holdings
Ryan Investment Holdings, LLC (“RIH”) is an investment holding company that aggregates the funds of the LLC and
Geneva-Ryan Holdings, LLC (“GRH”) for investment in Geneva Re Partners, LLC (“GRP”). GRH is an investment holding company that aggregates investment funds of Patrick G. Ryan and Patrick G. Ryan, Jr., and members of their family,
Michael O’Halleran, and other affiliated investors. The LLC holds a 47% interest in RIH and GRH holds a 53% interest in
RIH. RIH has a 50% non-controlling interest in GRP and the other 50% is owned by Nationwide Mutual Insurance Company
(“Nationwide”). GRP wholly owns Geneva Re, Ltd., a Bermuda-regulated reinsurance company (“Geneva Re”) and GR
Bermuda SAC Ltd. (the “Segregated Account Company”). The Segregated Account Company has one segregated account, which is beneficially owned by a third-party insurance company (the “Third-party Insurer”).
RIH has committed to contribute additional capital to GRP over the next several years. Patrick G. Ryan, through a trust of which he is the beneficiary and co-trustee, has committed to personally fund any such additional capital contributions. In

2026 Proxy Statement 60

exchange for any such capital contributions, Mr. Ryan will receive promissory notes from RIH that will not affect the relative ownership of RIH’s common equity.
Geneva Re
On January 1, 2021, the Company entered into a service agreement with Geneva Re to provide both administrative services to, as well as disburse payments for costs directly incurred by, Geneva Re. These direct costs include compensation expenses incurred by employees of Geneva Re. The Company had $0.3 million due from Geneva Re under this agreement as of December 31, 2025.
Ryan Re Preferred Equity
Mr. Ryan and his wife held preferred equity in Ryan Re Underwriting Managers, LLC (“Ryan Re”), a wholly owned subsidiary of the Company, which accrued a preferred return at the rate of 10% annually. In October 2025, the Board approved the payment of all unreturned capital to retire the outstanding preferred equity. On December 29, 2025, the Company made a payment of $3.7 million to Mr. Ryan and his wife to settle the outstanding preferred equity, of which $0.4 million related to accrued interest through the date of payment.
Ryan Re Services Agreement with Geneva Re
On June 13, 2019, Ryan Re entered into a services agreement with Geneva Re to provide, among other services, certain underwriting and administrative services to Geneva Re. Ryan Re receives a service fee equal to 115% of the administrative costs incurred by Ryan Re in providing these services to Geneva Re. Revenue earned from Geneva Re, net of applicable constraints, was $1.6 million for the year ended December 31, 2025. Receivables due from Geneva Re on the service agreement, net of applicable constraints, was $0.8 million as of December 31, 2025.
On April 2, 2023, Ryan Re entered into a services agreement with Geneva Re in accordance with which Ryan Re subcontracted certain services to Geneva Re that Ryan Re is required to provide to the segregated account of the
Segregated Account Company on behalf of the Third-party Insurer. The Company incurred expense of $11.7 million during the year ended December 31, 2025, and had prepaid expenses of $6.4 million as of December 31, 2025, related to this services agreement.
Company Charter of Corporate Jets
In the ordinary course of its business, the Company charters executive jets for business purposes from a third-party service provider, Executive Jet Management (“EJM”). Mr. Ryan indirectly owns aircraft that he leases for remuneration to EJM and which EJM then charters to third parties. The Company pays market rates for chartering aircraft through EJM, unless the particular aircraft chartered is one which Mr. Ryan indirectly owns, in which case the Company receives a discount from market rates. Historically, the Company often has been able to charter Mr. Ryan’s aircraft through EJM thereby benefiting from this discount, as well as having confidence in the maintenance record of the aircraft and skill of the crew. The Company recognized an expense related to business usage of the aircraft of $0.9 million for the year ended December 31, 2025 (of which Mr. Ryan indirectly received $0.5 million in remuneration).
Personal Guarantee by Patrick G. Ryan
In April 2021, Mr. Ryan personally guaranteed up to $10.0 million of the financial obligations of the LLC under an agency agreement with certain insurance companies that are affiliated with National Indemnity Company. The Company did not pay
Mr. Ryan any consideration for this guarantee. Mr. Ryan’s guarantee may be replaced by the Company with a letter of credit at any time, subject to the prior approval of the insurance companies. It is expected that Mr. Ryan will not personally guarantee any additional financial obligations of the Company or any of its subsidiaries.
Registration Rights Agreement
In connection with the IPO, we entered into the Registration Rights Agreement with the Ryan Parties and Onex. The Ryan
Parties are entitled to request that we register their shares of capital stock on a long-form or short-form registration statement on any number of occasions in the future, which registrations may be “shelf registrations.” The Ryan Parties are also entitled to participate in certain of our registered offerings, subject to the restrictions in the Registration Rights
Agreement. We will pay expenses in connection with the exercise of these rights. The registration rights described in this paragraph apply to (i) shares of our Class A common stock (including shares issuable to the Ryan Parties upon exchange of

2026 Proxy Statement 61

their LLC Common Units) held by the Ryan Parties and Onex and their affiliates and (ii) any of our capital stock (or that of our subsidiaries) issued or issuable with respect to the Class A common stock described in clause (i) with respect to any dividend, distribution, recapitalization, reorganization, or certain other corporate transactions (“Registrable Securities”).
These registration rights are also for the benefit of any subsequent holder of Registrable Securities; provided that any particular securities will cease to be Registrable Securities when they have been sold in a registered public offering, sold in compliance with Rule 144 (“Rule 144”) of the Securities Act of 1933 (the “Securities Act”), or repurchased by us or our subsidiaries. In addition, with the consent of the Company and holders of a majority of Registrable Securities, certain
Registrable Securities will cease to be Registrable Securities if they can be sold without limitation under Rule 144. Onex sold its remaining Registrable Securities in 2025 in compliance with Rule 144 and therefore no longer has any registration rights under the agreement.
Tax Receivable Agreement
We entered into a Tax Receivable Agreement with current and certain former LLC Unitholders that will provide for the payment by us to the current and certain former LLC Unitholders, collectively, of 85% of the amount of tax benefits, if any, that we actually realize (or under some circumstances are deemed to realize) as a result of (i) certain increases in the tax basis of assets of the LLC and its subsidiaries resulting from purchases or exchanges of LLC Common Units, (ii) certain tax attributes of the LLC and its subsidiaries that existed prior to the IPO, (iii) certain favorable “remedial” partnership tax allocations to which we become entitled (if any), and (iv) certain other tax benefits related to our entering into the Tax
Receivable Agreement, including tax benefits attributable to payments that we make under the Tax Receivable Agreement.
These payment obligations are obligations of Ryan Specialty Holdings, Inc. and not of the LLC.
Director Nomination Agreement
In connection with the IPO, the Company entered into a Director Nomination Agreement with the Ryan Parties and Onex.
The Director Nomination Agreement currently provides the Ryan Parties the right to nominate certain members of our Board based on the number of shares of the Company’s common stock held by the Ryan Parties. The Director Nomination
Agreement provides the Ryan Parties the right to designate (in each instance, rounded up to the nearest whole number if necessary): (i) all of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, 50% or more of the total number of shares of our common stock beneficially owned by the Ryan Parties upon completion of the IPO, as adjusted for any reorganization, recapitalization, stock dividend, stock split, reverse stock split, or similar changes in our capitalization (the “Original Amount”); (ii) 50% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 40%, but less than 50% of the Original Amount; (iii) 40% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 30%, but less than 40% of the Original
Amount; (iv) 30% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 20%, but less than 30% of the Original Amount; and (v) 20% of the nominees for election to our Board for so long as the Ryan Parties control, in the aggregate, more than 10%, but less than 20% of the Original Amount, which could result in representation on our Board that is disproportionate to the Ryan Parties’ beneficial ownership. Upon the death or disability of
Patrick G. Ryan, or at such time that he is no longer on the Board or actively involved in the operations of the Company, the
Ryan Parties will no longer hold the nomination rights specified in (i) through (v); however, the Ryan Parties will have the right to designate one nominee for so long as the Ryan Parties control, in the aggregate, 10% or more of the Original
Amount. For so long as the Ryan Parties hold the nomination rights specified in clause (i) through (v) above, the Ryan
Parties have the right to nominate the chairperson of the Board. The Director Nomination Agreement also prohibits us from increasing or decreasing the size of our Board without the prior written consent of the Ryan Parties.
Onex’s right to designate one nominee for election to our Board fell away upon its sale of shares of our Class A common stock in April 2023. After Robert M. Le Blanc retired from the Board on February 11, 2026, the Ryan Parties became eligible to nominate all of the nominees for the Board.
In addition, at any time when the Ryan Parties have the right to designate at least one nominee for election to our Board, the
Ryan Parties will also have the right to have one of their nominated directors hold one seat on each Board committee, subject to satisfying any applicable stock exchange rules or regulations regarding the independence of Board committee members. The Listing Standards of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit and compensation and governance committees be independent and that Audit Committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.
This agreement will terminate at such time as the Ryan Parties control, in the aggregate, less than 5% of the Original
Amount.
Indemnification of Officers and Directors
We have entered into indemnification agreements with each of our officers and directors. The indemnification agreements provide the officers and directors with contractual rights to indemnification, expense advancement, and reimbursement, to

2026 Proxy Statement 62

the fullest extent permitted under the Delaware General Corporation Law (“DGCL”). Additionally, we may enter into (i)
indemnification agreements with any new directors or officers that may be broader in scope than the specific indemnification provisions contained in the DGCL and (ii) standard policies of insurance that provide coverage to (a) our directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act and (b) the Company with respect to indemnification payments that we may make to such directors and officers. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing agreements, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the
Securities Act and is therefore unenforceable.

2026 Proxy Statement 63

OTHER MATTERS
We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the Annual
Meeting. The persons named in the Proxy Card will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. The Proxy Card contains discretionary authority for them to do so.
Incorporation by Reference
Neither the Audit Committee Report nor the Compensation Committee Report shall be deemed soliciting material or filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the
Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference. In addition, this document includes website addresses, which are intended to provide inactive, textual references only. The information on these websites is not part of this document.
Proposals of Stockholders and Communications with our Board
Stockholder proposals pursuant to SEC Rule 14a-8 of the Exchange Act for inclusion in our Proxy Statement for our 2027 annual meeting of stockholders must be received by us at our principal executive offices at 155 North Wacker Drive, Suite
4000, Chicago, IL 60606, Attention: Corporate Secretary, no later than November 17, 2026, in order to be considered for inclusion in our proxy statement and form of proxy/voting instruction related to that meeting. Such proposals will need to be in writing and comply with SEC regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
Stockholders wishing to make a director nomination or bring a proposal before the annual meeting to be held in 2027 (other than pursuant to SEC Rule 14a-8 of the Exchange Act) must provide written notice of such nomination or proposal to the
Corporate Secretary at our principal executive offices no later than the close of business on January 28, 2027, and not earlier than December 29, 2026, assuming we do not change the date of the 2027 annual meeting of stockholders by more than 30 days before or after the anniversary of this Annual Meeting. If so, we will release an updated timeframe for stockholder proposals. Any director nominations or proposals must comply with the other provisions of our Bylaws and be submitted in writing.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also provide notice that sets forth the information required by Rule 14a-19 under the
Exchange Act no later than February 27, 2027, assuming we do not change the date of the 2027 annual meeting of stockholders by more than 30 days before or after the anniversary of this Annual Meeting. If so, we will release an updated timeframe for stockholder notices. Such notice must be postmarked or transmitted electronically to the Corporate Secretary at our principal executive offices.
Stockholders and other interested parties may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee or independent directors as a group, by sending regular mail to: Ryan
Specialty Holdings, Inc., 155 North Wacker Drive, Suite 4000, Chicago, Illinois 60606, Attention: Corporate Secretary. The
Corporate Secretary will forward the communication to the applicable directors or the Board as a whole, provided that we generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests general information regarding the Company. Each communication should specify to which director or directors the communication is addressed, as well as the general topic of the communication. We will receive the communications and process them before forwarding them to the addressee. We may also refer communications to other departments within the Company.
Availability of SEC Filings and Where to Find Additional Information
We are subject to the informational requirements of the Exchange Act and, in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. Copies of our reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports filed with the SEC, our proxy statements, and any reports of beneficial ownership of our common stock filed by executive officers, directors, and beneficial owners of more than 10% of our outstanding common stock are posted on, and may be obtained through, our investor relations website, ir.ryanspecialty.com, or may be requested in print, at no cost, by email at ir@ryanspecialty.com or by mail at Ryan Specialty Holdings, Inc., 155 North Wacker Drive,
Suite 4000, Chicago, Illinois 60606, Attention: Investor Relations.
These documents will be provided upon request as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. We are an electronic filer, and the SEC maintains an Internet site that contains the reports and other information, so such information may also be accessed electronically by means of the SEC’s home page on the

2026 Proxy Statement 64

Internet at www.sec.gov. Please note that our website address is provided as an inactive textual reference only. The information provided on or accessible through our website is not part of this Proxy Statement.
Cost of Proxy Solicitation
Ryan Specialty is paying the expenses of this solicitation. We will also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to forward proxy materials to beneficial owners of our common stock held as of the
Record Date by such persons, and Ryan Specialty will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such proxy materials. In addition to solicitation by mail, directors, officers, and other employees of Ryan
Specialty may solicit proxies in person, by telephone, or by other means of communication, without additional remuneration.

Corporate Headquarters

155 North Wacker Drive
Suite 4000
Chicago, Illinois 60606

ryanspecialty.com

RYAN SPECIALTY

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Ryan Specialty Holdings, Inc.

Annual Meeting of Stockholders

For Stockholders of Record as of March 2, 2026

Tuesday, April 28, 2026 2:30 PM, Eastern Time

Annual Meeting to be held virtually via the internet - please visit www.proxydocs.com/RYAN for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 2:30 PM, Eastern Time, April 28, 2026.

Internet:
www.proxypush.com/RYAN

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-430-3449

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign, and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/RYAN.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Patrick G. Ryan, Timothy W. Turner, and Mark S. Katz (the "Named Proxies"), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Ryan Specialty Holdings, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

RYAN SPECIALTY

Ryan Specialty Holdings, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect five director nominees;				
		FOR	AGAINST	ABSTAIN	
	1.01 David P. Bolger	☐	☐	☐	FOR
	1.02 Michael G. Bungert	☐	☐	☐	FOR
	1.03 Francesca Cornelli	☐	☐	☐	FOR
	1.04 Nicholas D. Cortezi	☐	☐	☐	FOR
	1.05 Anthony J. Kuczinski	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026; and	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers (i.e., "say-on-pay proposal").	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/RYAN.
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________